Dear Investor:

The challenging stock market that began in March of last year continued into 2001 as economic signals remained mixed. Inflation and recession prospects both caused occasional but limited concerns. Investors were more concerned about companies' earnings reports, which continued to weaken. So, although we may continue to avoid the two consecutive quarters of declining national output required to qualify as a recession, economists and investors generally agree that we are in a serious "earnings recession" that has not yet begun to recover.

Most market watchers, however, see this as a question of when, not whether, the resumption of stronger earnings growth will occur. Many investors, reacting in January to the Federal Reserve Board's New Year surprise reduction of interest rates, expected recovery to arrive mid-year. This led to a strong January rally, but it soon faded as further corporate earnings erosion was reported, leading to sharp market declines in February and March. By April, the expected tax cut was added to the list of positives, and stocks began to recover. This face-off between increasingly positive fiscal and monetary influences and continuing corporate earnings erosion extended throughout the first half of 2001 (and into the third quarter).

In this environment, most stocks declined, especially the previously higher priced sectors of the stock market. The popular averages hit lows near the end of the first quarter, but then partially recovered by June 30. The NASDAQ Composite, for instance, was down 34% between December 31, 2000 and April 4, 2001, but closed the six-month period down 13%. Standard & Poor's 500 Index dropped more than 15%, then recovered to down 7% at June 30. Bond price movements were mixed during this six-month period as short-term bonds benefited from the Greenspan-led reductions in the Federal funds rate, but longer-term bonds actually declined in price as credit quality concerns and the prospects for eventual economic recovery pushed yields higher.

Investing in these pivotal times is always difficult, both for the investment manager and the investor. Markets react strongly day-to-day to economic and company news reports, fueled by speculators jumping back and forth between very conservative and very aggressive investments as their moods and perceptions of the near-term future vacillate. In this environment, investors begin to doubt the wisdom of their established long-term investment accumulation programs. Even seasoned investment managers sometimes question the effectiveness of their long-proven investment disciplines when market turmoil causes those disciplines to produce erratic results.

We are pleased to report that the Ultra Series Funds performed mostly in line with or better than their representative markets and similar funds. Superior performance was achieved by the Capital Appreciation Stock Fund. The Bond Fund also performed better than its peer funds, but lagged its representative market index slightly - less than the amount of fund expenses.

The only funds that experienced sub-par results during this six-month period were, very uncharacteristically, the Balanced Fund and the Growth & Income Stock Fund. The Balanced Fund returned -3.63% over this period. At the same time, the blended representative market index eased -0.86% and the Lipper Balanced Fund Index declined -1.67%. The Growth & Income Stock Fund declined -8.97%, only modestly more than the -6.70% decline of Standard & Poor's 500 Index, but significantly more than the -3.65% decline of Lipper's Large-Cap Value Fund Index. Both of these funds are managed to provide downside protection in declining markets, yet to earn very competitive returns over complete market cycles. This recent performance caused us (and perhaps you) to question whether there has been a breakdown in these funds' long-standing capabilities.

For many years, we have employed various methods to evaluate each of our funds' performance. Such analysis indicates what is "working" and what isn't in terms of sector weightings, stock selection and other factors. It is a necessary part of responsible money management - to validate (or not) the fund's basic management philosophies and style, and to measure the ongoing effectiveness of our portfolio management teams' implementation of the firm's philosophy and style. Especially when one of our portfolio management styles under-performs, we go to great lengths to try to determine the cause: Is it due to (a) a problem with our core management style, (b) ineffectiveness of our implementation of the management style, or (c) recent anomalies in the market versus its long-term history, in which case it should eventually resume more normal behavior and our performance should improve?

Our current analysis leads us to the following conclusions:

1. The Growth & Income Stock Fund, as well as the stock component of the Balanced Fund, which is managed very similarly, are continuing to dampen the fall during "down" markets while rising less in "up" markets - smoothing the ride. In recent months, however, it has lagged more than usual in the "up" markets while gaining back less in the "down" markets. This is true whether analyzing by week or by month:


                                                                      Up             Down                 Up              Down
Ultra Series Growth & Income Stock Fund                          Market Weeks    Market Weeks        Market Months    Market Months
Relative Returns in Up and Down Markets

Last 2 1/2 Years (December 31, 1998 through June 30, 2001):
    Number of up and down weeks or months                             65              67                   14               16
    Average percentage by which the Fund outperformed
    (or lagged) the S&P 500's return                               (0.39%)           0.46%               (0.67%)          1.06%

Last Six Months (December 31, 2000 through June 30, 2001):
    Number of up and down weeks or months                             11              16                    3               3
    Average percentage by which the Fund outperformed
    (or lagged) the S&P 500's return                               (0.50%)           0.27%               (1.31%)          0.51%

2. The recent lower returns (relative to the S&P 500 and the Lipper Large-Cap Value Mutual Fund Index) of the Funds' core "value" to "growth at a reasonable price" investment style during this six-month period seem to reflect investors' unusually wide vacillations in perceived economic prospects during this six-month period. This caused investor interest to swing from one extreme to another (deep value stocks to high growth potential stocks), largely ignoring the "middle ground" type of stocks that make up the major portion of the Growth & Income Stock Fund and Balanced Fund portfolios, and that have served the Funds so well in the past.

3. Both Funds' longer-term records of strong returns (with moderated risk) are still solidly intact even after this recent short period of lack-luster returns.

                                                                                      Average Annual Return**
Fund or Index                                                                       Periods Ended June 30, 2001
                                                                           Three Years                        Five Years

Growth & Income Stock Fund                                                    4.39%                             13.72%
    Representative Market (S&P 500 Index)                                     3.89%                             14.48%
    Peer Group (Lipper Large-Cap Value Index)                                 4.50%                             12.96%

Balanced Fund                                                                 6.49%                             10.28%
    Representative Market (Synthetic Index*)                                  5.58%                             10.44%
    Peer Group (Lipper Balanced Index)                                        4.85%                             10.48%

*45% S&P 500; 40% Lehman Intermediate Government/Credit Index; 15% 90-day U. S. Treasury Bill

**One-year returns: Growth & Income Stock Fund -10.29%, S&P 500 Index -14.83%, Lipper Index 0.22% Balanced Fund -2.83%, Synthetic Index -1.74%, Lipper Index -1.84%

Ten-year returns: Growth & Income Stock Fund 13.99%, S&P 500 Index 15.10%, Lipper Index 13.96% Balanced Fund 10.18%, Synthetic Index 10.62%, Lipper Index 10.73%

We are also encouraged by the continuing very strong performance of the Capital Appreciation Stock and Mid-Cap Stock Funds, which employ management philosophies and styles similar to those of Growth & Income but invest in different sectors of the stock market which entail moderately higher investment risk. This continuing strong performance in our other funds, together with the above considerations, causes us to conclude that we should stay with our proven investment approach in the Growth & Income Stock Fund and the stock portion of the Balanced Fund, expecting relative performance to soon improve.

We thank you, and commend you, for staying with your long-term investment programs in Ultra Series Funds in the face of the continuing market volatility and near-term economic uncertainty. Eventually the U. S. economy will most likely settle into its typical moderate growth pattern, at which time our investment markets should return to less erratic behavior and investing will become somewhat less challenging. But, nobody ever said it would be easy!

Sincerely,
/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Senior Vice President
Ultra Series Fund

             Management's Discussion of First Half 2001 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk primarily through investment in a diversified portfolio of income bearing debt securities.

Management's Discussion: The last six months saw good returns for bond investors, with falling interest rates and slow economic growth providing a nearly ideal environment for fixed-income markets. As the Federal Reserve continued to ease, however, inflationary concerns reemerged, and returns moderated for intermediate- and long-term U.S. Treasuries. So far in 2001, the Fed has cut interest rates six times for a total of 375 basis points. Yields for shorter duration U.S. Treasuries suggest the market may be anticipating one more rate cut of 25 basis points by the Fed in August. The combination of declining yields at the short end of the yield curve and higher yields at intermediate and longer durations substantially steepened the yield curve. The yield spread between 2-year and 30-year U.S. Treasuries widened from 1.23% at the end of the first quarter of 2001 to 1.52% at the end of the second quarter.

The pace of the stimulative action taken by the Fed over the last six months is unprecedented. Clearly, signs of a slowing and a weakening economy have convinced the Federal Reserve that strong measures are needed. Slow GDP growth over recent months has lent substance to the Fed's concerns. Revised first quarter GDP was just 1.2% annualized, much below the 3 to 4% pace seen in recent years. In addition, jobless claims continue to escalate with the unemployment rate now topping 4.5%. However, all is not doom and gloom; despite the biggest decline in household employment since 1980, consumer spending for homes and autos remains solid.

6-month returns:

     Ultra Series Bond Fund                                              3.74%

     Lehman U.S. Government/Credit Intermediate Bond Index               4.08%
     Lehman U.S. Intermediate Bond Index                                 3.95%

     Lipper Index of Intermediate Term Investment Grade Bond Funds       3.39%

The Bond Fund outperformed the Lipper Index of its peer group over the last six months. The Fund benefited from its positioning in so-called "spread" sectors versus U.S. Treasuries, as most credit spreads narrowed during the period. Bonds of telecommunications companies, however, continue to struggle and underperform other corporates due to concerns over the possibility of defaults in the sector. Despite the drag caused by the telecom sector, corporate bonds outperformed U.S. Treasuries, particularly at longer durations. Shorter duration bonds, however, did better than longer-duration bonds as the yield curve steepened. The Fund's portfolio is of longer average duration than that of the Lehman U.S. Intermediate and U.S. Government/Credit Intermediate Bond Indexes, and thus underperformed slightly.

Strategically, we believe that our continued exposure to the spread sectors and our emphasis on short- to intermediate-term bonds will continue to provide good opportunities in this uncertain, slowly growing economy. Furthermore, historical analysis shows an attractive risk-return profile for these sectors over time versus U.S. Treasuries and longer-duration bonds. As U.S. corporations go through challenging times, careful security selection and credit analysis will continue to be important for the Fund.

Although six month performance for bonds did not keep up with the double digit returns of last year, bonds continue to outperform equities based upon the year-to-date returns of the Dow Jones Industrial Average and S&P 500. During the last six months, bonds have shown their value as part of a diversified investment portfolio, and we believe this will continue to hold true in the future.

MEMBERS Capital Advisors, Inc. Bond Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital appreciation.

Management's Discussion: During the six months ended June 30, 2001, U.S. stocks fell -6.7% as measured by Standard & Poor's 500 Index. Technology stocks, which began falling during 2000, continued their decline during the first half of 2001.

Bonds fared better than stocks. Yields on Treasury issues with short maturities declined during the first half, with the three-month U.S. Treasury bill yield falling the most - from 5.89% to 3.65%. However, the ten-year Treasury bond's yield rose from 5.11% to 5.41%. This combination of interest rate changes led the Lehman Intermediate Government/Credit Bond Index, a broad representation of investment grade bonds with maturity dates averaging four-to-five years, to a 4.08% total return for the period.

The Ultra Series Balanced Fund returned -3.63% for the six months ended June 30, 2001. This compares with a return of -1.67% for the Lipper Balanced Mutual Funds Index. The Balanced Fund's return also lagged the -0.86% decline as represented by a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Bond Index, and 15% 90 Day U.S. Treasury Bills.

6-month returns:

     Ultra Series Balanced Fund                                         -3.63%

     Synthetic Index                                                    -0.86%

     Lipper Index of Balanced Funds                                     -1.67%

Because the stocks and bonds owned in the Ultra Series Balanced Fund are largely the same as the securities comprising the Ultra Series Capital Appreciation Stock, Growth and Income Stock, and Bond Funds, please see the information provided for those funds elsewhere in this report for more complete descriptions of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive investments identified by the Ultra Series Funds' portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 54% of net assets and bonds are roughly 45% of net assets, with the remaining approximately 1% invested in money market instruments.

These proportions vary over time in reaction to the pace at which the management teams are finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management teams use this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team MEMBERS Capital Advisors, Inc. Bond Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration.

Management's Discussion: The first half of 2001 consisted of two very different quarters. During the first quarter, Standard & Poor's 500 Index dropped -13.1% while in the second quarter it gained 6.3%, resulting in a -6.70% total return for the six-month period. Even more pronounced were the swings in the high-tech areas of the market. The technology-heavy Nasdaq Composite index lost -25.5% during the first quarter but rebounded 17.4% in the second quarter. Technology stocks continue to experience considerable volatility as investors debate the degree and timing of earnings improvement for companies in that sector.

The Federal Reserve aggressively cut interest rates during the first half of 2001, reducing the Federal Funds rate by 275 basis points. This has been the most aggressive easing cycle undertaken in the past two decades. While the consumer has held up relatively well, the implosion in capital spending, particularly on technology equipment, has negatively impacted the corporate sector. Given the lagged effects of monetary policy, the impact of these easings should become more evident toward the end of the year.

The Ultra Series Growth and Income Stock Fund declined -8.97% during the six months ended June 30, 2001, lagging slightly the declines posted by the benchmark indexes, though more significantly lagging the Lipper Large-Cap Value Index. The Fund under-performed many "value" funds during this six-month period due primarily to its heavier exposure in technology and healthcare stocks relative to peers. These two sectors of the market have been the worst performing sectors year-to-date. While this strategy has negatively impacted near-term results relative to similar funds, we believe that the Fund will benefit from its heavier exposure to these dynamic groups over the long-term. We believe that the growth prospects offered by many stocks in these areas are superior and that the valuations are reasonable, therefore, we have maintained exposures to these areas that are higher than those of most value managers.

6-month returns:

     Ultra Series Growth and Income Stock Fund                          -8.97%

     Russell 1000 Index (Large capitalization stocks)                   -7.05%
     Standard & Poor's 500 Index (Large capitalization stocks)          -6.70%

     Lipper Index of Large-Cap Value Funds                              -3.65%

Fund results during the first half of the year benefited from strong relative performance in the finance, health care and communication services sectors. The financials benefited from strong gains posted by Bank of America, First Union, Wachovia and Household International. Each of these holdings gained over 20% during the six-month period. Healthcare sector results benefited most notably from the strong relative performance of Baxter International. The communication services sector benefited from a rebound in shares of AT&T, which had been a laggard. The stock gained over 27% during the six-month period.

Fund results were negatively impacted by relative sector under-performance in the technology, capital goods and consumer cyclical sectors. The Fund's technology holdings lagged while its over-weighted position relative to the index was an additional negative. Holdings such as EMC Corp. and Nortel Networks have languished this year after being leading performers in the past. The capital goods sector under-performed as shares of Honeywell International retrenched after its well-publicized merger agreement with General Electric was thwarted by the European Union. The consumer cyclical sector lagged the index return as Wal-Mart delivered a sub-par return. Also, the Fund's under-weighted position in this strong-performing sector was a negative.

The Ultra Series Growth and Income Stock Fund enters the second half of 2001 with over-weighted positions in the technology and consumer staples sectors. The consumer cyclical and health care sectors are presently under-weighted relative to the S&P 500. The remaining sectors approximate benchmark weights. The Fund is well-diversified at all times and the degree to which sectors are over-weighted or under-weighted is limited to a range of one-half to one-and-one-half times the benchmark weight as a risk reduction technique.

The impact of monetary easings coupled with the upcoming fiscal stimulus should spur economic growth and provide a favorable backdrop for equities. Stock market valuations have moderated to more reasonable levels for most stocks. While we continue to believe that stocks offer attractive long-term returns relative to other asset classes, we believe it is unrealistic to expect returns to revert to the 20%+ range enjoyed throughout much of the 1990s. Stock market performance may return to a more "normal" range for some years to come after a period of out-sized gains.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                         Capital Appreciation Stock Fund

Investment Objective:  Seeks long-term capital appreciation.

Management's Discussion: The Federal Reserve rung in the New Year with a surprise Federal Funds interest rate cut of 50 basis points. Six months later, after rate cuts totaling 275 basis points, the U.S. equity market posted decidedly negative results for the first half. The six-month results, however, conceal the strength and improved market breadth that occurred during the second quarter. The market established at least a temporary bottom on April 4 as the Fed's very aggressive stance and more attractive stock valuation levels encouraged investors to look ahead to the eventual earnings recovery. The Standard & Poor's 600 Small Cap Index led the way, increasing 6.23%, while the S&P 400 Mid Cap Index increased 0.97%. The positive returns of the small- and mid-caps helped the S&P 1500 SuperComposite to return -5.84%, slightly outpacing the -6.70% return of the S&P 500. The Ultra Series Capital Appreciation Fund posted a -2.18% return for the period which comfortably outperformed the broad market indexes as well as the -5.13% return of the Lipper Index of Capital Appreciation Mutual Funds.

6-month returns:

     USF Capital Appreciation Stock Fund                                -2.18%

     Standard & Poor's 600 Index (Small-Capitalization Stocks)           6.23%
     Standard & Poor's 400 Index (Middle-Capitalization Stocks)          0.97%
     Russell 1000 Index (Large-Capitalization Stocks)                   -7.05%
     Standard & Poor's 500 Index (Large-Capitalization Stocks)          -6.70%
     Standard & Poor's 1500 SuperComposite Index (Large-, Middle-
             and Small-Capitalization Stocks)                           -5.84%

     Lipper Index of Capital Appreciation Funds                         -5.13%

Fund results during the period were driven by strong relative performance in the healthcare, capital goods, consumer cyclical, technology and finance sectors. Significant contributors to the Fund's strong performance were Genzyme, Elan ADS, and Medimmune in healthcare; Pall Corp and Illinois Toolworks in capital goods and Lowes Cos. in the consumer cyclical sector. Autodesk, Peoplesoft and KLA-Tencor led the way in technology, and MBIA, Chubb and Zion's Bancorp drove the finance sector out-performance.

Fund results were negatively impacted by the consumer staples sector where CVS and Safeway, both strong performers last year because of their defensive nature, became victims of the economic slowdown. The Fund's communication services sector also lagged the corresponding sector as Vodafone, Airtouch and Centurytel, Inc. under-performed.

The Fund enters the second half of the year with modestly over-weighted positions in the capital goods, energy, and communication services sectors. The Fund is slightly under-weighted in the consumer cyclical and healthcare sectors. Sector weights are a function of our "bottom up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

The continued out-performance of the small- and mid-cap stocks combined with the improved breadth across economic sectors is an encouraging sign for long-term investors. The forces that crushed the market over the past several quarters (tech stock bubble, energy prices and increasing interest rates) are currently easing if not reversing. This has allowed investors to begin debating the degree and timing of the positive impact to the economy and earnings from the Fed's aggressive interest rate cuts. This "debate" will lead to continued volatility as the economic data will likely fuel arguments for both sides as the economy attempts to re-establish itself upon its strong foundation. We believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in the Ultra Series Capital Appreciation Fund.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in midsize and small companies.

Management's Discussion: The stock market generally disappointed during the first six months of 2001. However, while the highly visible Standard & Poor's 500 Index of primarily large capitalization stocks dropped -6.70%, mid- and small-capitalization stocks moved higher. The S&P Mid Cap index was barely into positive territory (+0.97%), but the S&P Small Cap index rose +6.23%. This pattern is similar to last year, when the S&P 500 fell -9.10%, while the Mid Cap and Small Cap indices were up 17.5% and 11.8%, respectively. These Mid Cap and Small Cap indices lagged the S&P 500 large capitalization index from 1994-99, but over the last year and a half have regained the upper hand in returns.

6-month returns:

     USF Mid-Cap Stock Fund                                              7.77%

     Standard & Poor's Mid Cap 400 Index                                 0.97%

     Lipper Mid-Cap Value Index                                          6.16%

During the six months ended June 30, 2001, mid-cap market performance was driven largely by strong returns in the consumer cyclical and capital goods sectors. The Fund's investments in consumer cyclicals exceeded benchmark returns, although the Fund was underweight the benchmark. While it was overweight the strong performing capital goods sector, its stock performance lagged the benchmark. In looking at relative stock performance in the various sectors, stock selection added the most value in health care, finance, and technology. Investments in consumer staples and communication services were the biggest drag. The leading performers included Ocular Sciences, and consumer cyclical stocks Tractor Supply, Monaco Coach, Guitar Center, and Electronics Boutique. Other top performers were technology stocks Varian Semiconductors, Axcelis, Storage Technology, and Ansys. The Fund's biggest laggards were the technology stocks Handspring, McData, Storagenetworks, and Quantum DLT. In addition, Hain Celestial, Ensco, Stillwater Mining, and Manpower were laggards.

A portion of your Mid-Cap Stock Fund is invested in smaller stocks. As noted above, returns for the universe of small stocks, as measured by the S&P Small Cap index, were 6.23% during the first half. Within this sector, however, returns were varied: The S&P Small Cap Growth index dropped -.54%, compared to an +11.84% gain in the S&P Small Cap Value Index. We see great opportunity in smaller stocks, especially those that are classified as "value." The Fund has been invested in economically sensitive small stocks, primarily those concentrated in the consumer cyclical and capital goods sectors. Recently, the Fund's large weight in consumer cyclical stocks was reduced due to their strong price gains. It continues to be underweight in small-cap health care issues.

The Mid-Cap Stock Fund enters the second half overweight in the capital goods and consumer staples sectors. The Fund is under-weighted in the consumer cyclical, technology, and energy sectors. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to expect a wide range of returns among the various market and peer group measures, even more so than in other market segments. Any one cross section of a market sector, as compiled for a market index or peer group universe, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. The S&P 400 Mid Cap Index lagged the large-cap S&P 500 for six years from 1994-99, and the reversal of this trend in 2000 may mark the beginning of a period of better returns for midsize stocks. The mid-cap market segment has a superior long-term record and we believe the next few years will offer better relative returns for this sector.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team Wellington Management Company -- Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating   Annualized       Maturity        Par/Shares
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value

COMMERCIAL PAPER                             77.3%
  American Express Credit Corp.                           A-1/P-1         4.259%        07/17/01       $5,750,000      $5,739,369
  American General Finance                                A-1/P-1         3.957         07/30/01        6,000,000       5,981,247
  Anheuser-Busch Cos., Inc.                               A-1/P-1         3.796         09/07/01        5,000,000       4,964,961
  BellSouth Corp.                                         A-1+/P-1        3.966         07/12/01        5,500,000       5,493,463
  CXC, Inc.                                               A-1+/P-1        4.027         07/13/01        5,000,000       4,993,417
  Coca Cola Company                                       A-1/P-1         3.780         09/20/01        5,000,000       4,958,487
  Emerson Electric Company                                A-1+/P-1        3.905         07/02/01        5,000,000       4,999,465
  Ford Motor Credit Company                               A-1/P-1         4.715         07/05/01        5,500,000       5,497,189
  GE Capital Corp.                                        A-1+/P-1        3.979         08/23/01        5,000,000       4,971,439
  General Motors Acceptance Corporation                   A-1/P-1         3.647         09/11/01        6,000,000       5,957,160
  Goldman Sachs Group Inc.                                A-1+/P-1        3.939         10/11/01        6,000,000       5,934,890
  Household Finance                                       A-1/P-1         4.226         08/09/01        5,500,000       5,475,452
  John Deere Capital Corp.                                A-1/P-1         3.702         08/16/01        5,500,000       5,474,489
  McGraw Hill Companies                                   A-1/P-1         4.238         08/27/01          600,000         596,086
  McGraw Hill Companies                                   A-1/P-1         3.880         08/13/01        4,900,000       4,877,759
  Moat Funding LLC                                        A-1+/P-1        3.992         07/18/01        5,000,000       4,990,768
  Perry II Funding Corp.                                  A-1/P-1         4.139         07/24/01        5,000,000       4,987,062
  United Parcel Service America, Inc.                     A-1+/P-1        3.868         08/02/01        6,000,000       5,979,787
  Walt Disney Co.                                         A-1/P-1         4.637         07/10/01        5,000,000       4,994,363
                                                                                                                       -----------
                                                                                                                       96,866,853
                                                                                                                       -----------

U.S. QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                         20.5%
  Federal Home Loan Mortgage Discount Notes                               3.576         09/27/01        3,000,000       2,974,370
  Federal Home Loan Mortgage Discount Notes                               3.977         12/06/01        4,000,000       3,932,587
  Federal National Mortgage Association Discount Notes                    4.771         07/19/01        3,000,000       2,993,025
  Federal National Mortgage Association Discount Notes                    3.735         07/27/01        2,215,000       2,209,129
  Federal National Mortgage Association Discount Notes                    3.781         08/30/01        1,860,000       1,848,530
  Federal National Mortgage Association Discount Notes                    3.802         08/30/01          853,000         847,711
  Federal National Mortgage Association Discount Notes                    3.954         09/04/01        3,000,000       2,979,146
  Federal National Mortgage Association Discount Notes                    4.198         09/06/01        3,000,000       2,977,220
  Federal National Mortgage Association Discount Notes                    3.609         09/13/01        5,000,000       4,963,719
                                                                                                                       -----------
                                                                                                                       25,725,437
                                                                                                                       -----------

REGISTERED INVESTMENT COMPANY                2.1%
  SSGA Prime Money Market Fund                                            4.010                          2,586,081      2,586,081
                                                                                                                       -----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND                                                                                                             $125,178,371
                                                                                                                       ===========

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                      % Net Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 0.2%
    SSGA Prime Money Market Fund                                          4.010%                           666,690        $666,690
                                                                                                                         ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $666,690)                                                                                                    666,690
                                                                                                                         ---------


                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
                                                       ------------       ----            ----            ------
U.S. GOVERNMENT & AGENCY BONDS:              25.7%
GOVERNMENT NOTES                             13.8%
    U.S. Treasury Note                                    AAA             5.875%        11/15/04        $2,500,000       2,585,837
    U.S. Treasury Note                                    AAA            11.125         08/15/03         5,000,000       5,674,135
    U.S. Treasury Note                                    AAA            10.750         08/15/05         3,000,000       3,637,860
    U.S. Treasury Note                                    AAA             5.750         08/15/10         3,000,000       3,069,864
    U.S. Treasury Note                                    AAA             5.750         11/15/05         5,000,000       5,149,060
    U.S. Treasury Note                                    AAA             5.250         08/15/03         1,400,000       1,425,133
    U.S. Treasury Note                                    AAA             6.250         05/15/30        12,000,000      12,725,628
    U.S. Treasury Note                                    AAA            10.750         02/15/03        10,000,000      11,011,690
                                                                                                                        ----------
                                                                                                                        45,279,207
                                                                                                                        ----------

GOVERNMENT AGENCIES                          44.1%
    Federal Home Loan Mortgage Corp.                      AAA             5.000         05/15/04         2,400,000       2,395,622
    Federal Home Loan Bank Note                           AAA             5.490         12/22/08         2,500,000       2,426,395
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             5.840         02/20/07         2,750,000       2,689,170
    Federal Home Loan Mortgage Corp. Series 2248 Class D  AAA             7.500         08/15/21         2,000,000       2,053,344
    Federal Home Loan Mortgage Corp. Series 1870 Class VC AAA             6.500         07/15/09         3,500,000       3,532,263
    Federal National Mortgage Association                 AAA             4.750         03/15/04         2,000,000       1,989,446
    Federal National Mortgage Association                 AAA             6.000         05/15/11        12,500,000      12,356,150
    Federal National Mortgage Association                 AAA             5.250         06/15/06         2,400,000       2,367,636
    Federal National Mortgage Association MTN, Series B   AAA             6.110         09/17/08         4,000,000       3,946,472
    Federal National Mortgage Association MTN             AAA             6.110         01/15/09         3,000,000       2,960,172
    Federal National Mortgage Association MTN             AAA             6.110         09/24/08         2,500,000       2,466,213
                                                                                                                        ----------
                                                                                                                        39,182,883
                                                                                                                        ----------
       TOTAL U.S. GOVERNMENT & AGENCY BONDS
       (COST: $83,503,599)                                                                                              84,462,090
                                                                                                                        ----------

MORTGAGE BACKED                              25.8%

FEDERAL HOME LOAN MORTGAGE CORP.              5.7%
    Federal Home Loan Mortgage Corp. Gold Pool C01005     AAA             8.000         06/01/30         6,623,023       6,852,192
    Federal Home Loan Mortgage Corp. Gold Pool C01172     AAA             6.500         05/01/31         5,993,888       5,907,423
    Federal Home Loan Mortgage Corp. Gold Pool C48129     AAA             7.000         03/01/31         5,882,129       5,917,410
                                                                                                                        ----------
                                                                                                                        18,677,025
                                                                                                                        ----------

FEDERAL NATIONAL MORTGAGE ASSN.              12.3%
    Federal National Mortgage Assn. Conventional Loan Pool 541215       AAA        7.500        06/01/30     2,988,904   3,051,422
    Federal National Mortgage Assn. Conventional Loan Pool 537433       AAA        8.000        05/01/30     3,043,768   3,147,106
    Federal National Mortgage Assn. Conventional Loan Pool 582558       AAA        6.000        05/01/16     2,989,115   2,945,333
    Federal National Mortgage Assn. Conventional Loan Pool 253847       AAA        6.000        05/01/21     6,678,177   6,479,859
    Federal National Mortgage Assn. Conventional Loan Pool 253888       AAA        6.000        06/01/31     5,999,400   5,757,504
    Federal National Mortgage Assn. Conventional Loan Pool 383475       AAA        6.100        04/01/11     4,721,800   4,628,867
    Federal National Mortgage Assn. Conventional Loan Pool 585724       AAA        6.000        05/01/16     2,981,481   2,937,810
    Federal National Mortgage Assn. Conventional Loan Pool 575015       AAA        7.000        03/01/31     6,975,610   7,014,224
    Federal National Mortgage Association 96-M6 G                       AAA        7.750        09/17/23       746,084     771,939
    Federal National Mortgage Association Pool 519049                   AAA        8.000        09/01/29     3,439,889   3,563,024
                                                                                                                        ----------
                                                                                                                        40,297,088
                                                                                                                        ----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
GOVERNMENT NAT. MORTGAGE ASSN.                7.8%
    Government National Mortgage Assoc. Multiple Issuer Pool 2995       AAA        8.000%       10/20/15     $1,587,806  $1,642,421
    Government National Mortgage Assoc. Multiple Issuer Pool 2921       AAA        7.500        05/20/30      8,365,849   8,554,309
    Government National Mortgage Assoc. Multiple Issuer Pool 2934       AAA        7.500        06/20/30      1,961,611   2,005,801
    Government National Mortgage Assoc. Multiple Issuer Pool 2922       AAA        8.000        05/20/30      2,780,044   2,872,906
    Government National Mortgage Assoc. Multiple Issuer Pool 2946       AAA        8.000        07/20/30      2,781,982   2,874,909
    Government National Mortgage Assoc. Multiple Issuer Pool 3068       AAA        6.500        04/20/31      6,773,448   6,676,247
    Government National Mortgage Assoc. GNR 1999-33, Class H            AAA        7.500        01/20/26      1,000,000   1,029,650
                                                                                                                         ----------
                                                                                                                         25,656,243
                                                                                                                         ----------

       TOTAL MORTGAGE BACKED (COST: $83,711,615)                                                                         84,630,356
                                                                                                                         ----------

ASSET BACKED:                                 4.6%
    ASBC Long Beach Home Equity Trust, Series 2000-LB-1, Class AF5      AAA/NA     8.050        09/21/30     5,600,000   5,783,234
    Conseco Finance Securitizations Corp., Series 2001-1, Class M1      AA2/AA     7.535        07/01/32     5,500,000   5,455,660
    Green Tree Home Equity Loan Trust, Series 1999-A, Class B1          NA/BBB     8.970        11/15/27     3,900,000   4,018,520
                                                                                                                         ----------

       TOTAL ASSET BACKED (COST: $15,151,949)                                                                            15,257,414
                                                                                                                         ----------

COMMERCIAL MORTGAGE  BACKED:                  6.0%
    Banc America Large Loan, Inc. 144A Series 2001, Class A2 (C)        AAA/AAA    6.490        02/14/10     6,000,000   5,755,781
    Chase Commercial Mortgage Securities Corp.,
       Series 2001-1, Class A2                                          AAA        7.757        02/15/10     4,000,000   4,264,362
    First Union National Bank of America, Series 2001-C1, Class E6      A3         6.624        01/15/11     5,554,000   5,430,554
    Morgan Stanley Capital I Inc., Series 1999-CAM1, Class A2           AAA        6.760        11/15/08     4,154,840   4,251,510
                                                                                                                         ----------

       TOTAL COMMERCIAL MORTGAGE BACKED
       (COST: $19,870,337)                                                                                               19,702,207
                                                                                                                         ----------

CORPORATE BONDS:                             36.0%

BASIC MATERIALS                               1.8%
    Chesapeake Corp.                                      BA3/BB          7.200         03/15/05           500,000         458,363
    Dow Chemical Company                                  A1/A            7.375         11/01/29         2,400,000       2,450,112
    International Paper                                   BBB             8.125         07/08/05         2,700,000       2,858,379
                                                                                                                        ----------
                                                                                                                         5,766,854
                                                                                                                        ----------

CAPITAL GOODS                                 0.8%
    Giddings & Lewis                                      BA1/BBB         7.500         10/01/05         2,500,000       2,522,858
                                                                                                                        ----------

CONSUMER CYCLICAL                             0.6%
    Target Corporation                                    A2/A            5.950         05/15/06         2,000,000       2,004,324
                                                                                                                        ----------

CONSUMER SERVICES                             0.6%
    Compaq Computer Corporation                           BAA2/BBB        7.450         08/01/02         2,000,000       2,028,998
                                                                                                                        ----------

CONSUMER STAPLES                              1.8%
    Kellogg Company  144A  (C)                            BAA2/BBB        6.000         04/01/06         2,400,000       2,378,513
    Kroger Company                                        BAA3/BBB-       7.800         08/15/07         1,500,000       1,588,600
    Safeway Incorporated                                  BAA2/BBB        7.000         09/15/07         2,000,000       2,045,080
                                                                                                                        ----------
                                                                                                                         6,012,193
                                                                                                                        ----------

ENERGY                                        4.9%
    Coastal Corporation                                   BAA2/BBB        7.500         08/15/06         2,250,000       2,318,490
    DT Energy Company                                     BAA2/BBB        6.450         06/01/06         2,000,000       2,007,514
    Phillips Petroleum Company                            BAA2/BBB        8.500         05/25/05         2,500,000       2,712,950
    Progress Energy Incorporated                          BAA1/BBB        7.750         03/01/31         2,400,000       2,477,203
    TXU Eastern Funding Company                           BAA1/BBB+       6.150         05/15/02         3,400,000       3,429,362
    YPF Sociedad Anonima (A)                              B2/BB           8.000         02/15/04         3,000,000       3,104,706
    YPF Sociedad Anonima (A)                              BAA1/BBB+       7.500         10/26/02           104,625         104,625
                                                                                                                        ----------
                                                                                                                        16,154,850
                                                                                                                        ----------


                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
FINANCE                                      13.7%
    Ace INA Holding Incorporated                          A2/A-           8.300%        08/15/06        $2,500,000      $2,693,043
    Barclays Bank PLC, 144A (A)(C)                        AA2/A+          8.550         09/29/49         2,000,000       2,158,414
    Boeing Capital Corporation                            A2/AA-          6.350         11/15/07         1,500,000       1,514,817
    Caterpillar Financial Services                        A2/A+           7.590         12/10/03         2,400,000       2,532,396
    Chase Manhattan Corporation                           A1/A+           7.125         06/15/09         2,200,000       2,260,683
    EOP Operating Limited Partnership                     BAA1/BBB+       8.100         08/01/10         2,000,000       2,113,624
    Ford Motor Credit Company                             A2/A            7.600         08/01/05         2,400,000       2,503,498
    GE Global Insurance                                   AA1/AA          7.000         02/15/26         3,750,000       3,761,741
    General Motors Acceptance Corp.                       A2/A            6.750         01/15/06         2,500,000       2,538,635
    Goldman Sachs Group Incorporated                      A1/A+           6.650         05/15/09         2,400,000       2,384,587
    Heller Financial Incorporated                         A3/A-           8.000         06/15/05         2,000,000       2,133,312
    Household Finance Corporation                         A2/A            6.500         11/15/08         3,400,000       3,332,796
    Merrill Lynch & Co.                                   AA3/AA-         6.130         05/16/06         2,000,000       2,001,170
    Royal & Sun Alliance Incorporated (A)                 A1/A            8.950         10/15/29         2,000,000       2,129,280
    Sprint Capital Corporation                            BAA1/BBB+       7.125         01/30/06         1,500,000       1,513,090
    UBS Preferred Funding Trust                           AA2/AA-         8.622         10/29/49         2,250,000       2,431,397
    US Bank National Association - Minnesota              A1/A            7.550         06/15/04         2,000,000       2,106,980
    Verizon Global Funding Corporation  144A  (C)         A1/A+           7.750         12/01/30         2,400,000       2,468,465
    Wells Fargo Company                                   AA2/A+          5.900         05/21/06         2,500,000       2,495,302
                                                                                                                        ----------
                                                                                                                        45,073,230
                                                                                                                        ----------

HEALTH                                        0.6%
    Abbott Laboratories                                   AA3/AA          5.625         07/01/06         2,000,000       1,993,420
                                                                                                                        ----------

TECHNOLOGY                                    0.8%
      Lockheed Martin Corporation                         BAA3/BBB-       7.250         05/15/06         2,400,000       2,483,367
                                                                                                                        ----------

TELECOMMUNICATION                             4.6%
    AOL Time Warner Incorporated                          BAA1/BBB+       6.125         04/15/06         2,000,000       2,000,852
    Comcast Cable Communications                          BAA2/BBB        8.375         05/01/07         2,400,000       2,603,026
    Cox Communications Inc.                               BAA2/BBB        7.750         11/01/10         1,500,000       1,566,428
    Koninklijke KPN 144A (A)                              BAA2/BBB+       8.375         10/01/30         2,000,000       1,839,686
    Telephone & Data Systems Incorporated                 A3/A-           7.000         08/01/06         2,000,000       2,024,178
    TCI Communications Incorporated                       A3/A            8.650         09/15/04         2,500,000       2,682,012
    Worldcom Incorporated                                 A3/BBB+         8.250         05/15/31         2,500,000       2,452,152
                                                                                                                        ----------
                                                                                                                        15,168,334
                                                                                                                        ----------

TRANSPORTATION                                1.4%
    Burlington Northern Santa Fe Corporation              BAA2/BBB+       6.375         12/15/05         2,400,000       2,416,802
    Norfolk Southern Corporation                          BAA1/BBB        7.250         02/15/31         2,000,000       1,925,832
    Southwest Airlines                                    A1/A            8.700         07/01/11            16,802          18,399
    Union Pacific RR                                      A1/A-           6.540         07/01/15           383,060         372,982
                                                                                                                        ----------
                                                                                                                         4,734,015
                                                                                                                        ----------

UTILITIES                                     4.4%
    Allegheny Energy Corporation                          BAA1/A          7.750         08/01/05         2,500,000       2,570,407
    American Electric Power Incorporated                  BAA1/BBB+       6.125         05/15/06         2,500,000       2,467,675
    DPL Inc.                                              BAA1/BBB        8.250         03/01/07         2,000,000       2,116,516
    Energy East Corporation                               BAA1/BBB+       8.050         11/15/10         2,000,000       2,064,834
    Ensearch Corporation                                  BAA2/BBB        6.375         02/01/04         2,000,000       2,027,918
    Virginia Electric & Power Company                     A3/A-           5.750         03/31/06         3,400,000       3,345,461
                                                                                                                        ----------
                                                                                                                        14,592,811
                                                                                                                        ----------

       TOTAL CORPORATE BONDS
       (COST: $116,701,114)                                                                                            118,535,254
                                                                                                                       -----------

       TOTAL INVESTMENTS, BOND FUND
       (COST: $319,605,304)**                                                                                         $323,254,011
                                                                                                                       ===========


                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $319,623,078. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation................................... $5,641,294
    Gross unrealized depreciation................................... (2,010,361)
                                                                     ----------
    Net unrealized appreciation..................................... $3,630,933
                                                                     ==========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 2.8% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On June 30, 2001, the total market value of these investments was $12,761,173 or 3.8% of total net assets.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
GNR    Government National Mortgage Association Remic
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

See accompanying notes to financial statements.


                                  BALANCED FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                            % Net                       Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 0.8%
    SSGA Prime Money Market Fund                                          4.010%                         5,456,977      $5,456,977
                                                                                                                        ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $5,456,977)                                                                                                5,456,977
                                                                                                                        ----------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
BONDS:                                       45.2%
U.S. GOVERNMENT & AGENCY BONDS:              10.5%
GOVERNMENT NOTES                              6.3%
    U.S. Treasury Notes                                   AAA            11.125%        08/15/03        $3,000,000       3,404,481
    U.S. Treasury Notes                                   AAA            10.750         08/15/05         3,000,000       3,637,860
    U.S. Treasury Notes                                   AAA             6.500         02/15/10        11,000,000      11,817,256
    U.S. Treasury Notes                                   AAA             6.250         05/15/30         7,900,000       8,377,705
    U.S. Treasury Notes                                   AAA             9.125         05/15/09         6,000,000       6,699,138
    U.S. Treasury Notes                                   AAA            10.750         02/15/03         7,500,000       8,258,768
                                                                                                                        ----------
                                                                                                                        42,195,208
                                                                                                                        ----------
GOVERNMENT AGENCIES                           4.2%
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             5.840         02/20/07         5,000,000       4,889,400
    Federal Home Loan Mortgage Corp.                      AAA             5.000         05/15/04         2,000,000       1,996,352
    Federal Home Loan Bank Note                           AAA             5.490         12/22/08         2,500,000       2,426,395
    Federal National Mortgage Association                 AAA             4.750         03/15/04         2,500,000       2,486,807
    Federal National Mortgage Association                 AAA             6.000         05/15/11        11,400,000      11,268,809
    Federal National Mortgage Association                 AAA             5.250         06/15/06         2,000,000       1,973,030
    Federal National Mortgage Assn. MTN, Series B         AAA             6.110         09/24/08         3,000,000       2,959,455
                                                                                                                        ----------
                                                                                                                        28,000,248
                                                                                                                        ----------
       TOTAL U. S. GOVERNMENT & AGENCY
       BONDS (COST: $69,527,608)                                                                                        70,195,456
                                                                                                                        ----------
MORTGAGE BACKED                              12.8%

FEDERAL HOME LOAN MORTGAGE CORP.              2.5%
    Federal Home Loan Mortgage Corp. Gold Pool C01005     AAA             8.000         06/01/30         5,298,418       5,481,753
    Federal Home Loan Mortgage Corp. Gold Pool C01172     AAA             6.500         05/01/31         5,494,397       5,415,138
    Federal Home Loan Mortgage Corp. Gold Pool C48580     AAA             7.000         03/01/31         5,435,516       5,468,118
                                                                                                                        ----------

                                                                                                                        16,365,009
                                                                                                                        ----------
FEDERAL NATIONAL MORTGAGE ASSN.               6.0%
    Federal National Mortgage Assn. Conventional Loan Pool 541215       AAA     7.500     06/01/30       3,736,129       3,814,277
    Federal National Mortgage Assn. Conventional Loan Pool 582558       AAA     6.000     05/01/16       5,480,044       5,399,777
    Federal National Mortgage Assn. Conventional Loan Pool 253847       AAA     6.000     05/01/21       5,681,434       5,512,716
    Federal National Mortgage Assn. Conventional Loan Pool 253888       AAA     6.000     06/01/31       5,499,450       5,277,712
    Federal National Mortgage Assn. Conventional Loan Pool 383475       AAA     6.100     04/01/11       4,407,014       4,320,276
    Federal National Mortgage Assn. Conventional Loan Pool 575015       AAA     7.000     03/01/31       5,015,724       5,043,489
    Federal National Mortgage Assn. Pool 519049                         AAA     8.000     09/01/29       3,439,888       3,563,024
    Federal National Mortgage Assn. - 96-M6  G                          AAA     7.750     09/17/23       2,984,336       3,087,754
    Federal National Mortgage Assn. Conventional Loan Pool 547618       AAA     6.500     09/01/15       3,774,415       3,792,317
                                                                                                                        ----------
                                                                                                                        39,811,342
                                                                                                                        ----------
GOVERNMENT NATIONAL MORTGAGE ASSN.            4.3%
    Government National Mortgage Assoc. Multiple Issuer Pool 2921       AAA     7.500     05/20/30       7,648,282       7,820,576
    Government National Mortgage Assoc. Multiple Issuer Pool 2972       AAA     7.500     09/20/30       6,912,914       7,068,643
    Government National Mortgage Assoc. Multiple Issuer Pool 2934       AAA     7.500     06/20/30       1,961,611       2,005,801
    Government National Mortgage Assoc. Multiple Issuer Pool 2922       AAA     8.000     05/20/30       1,272,432       1,314,935
    Government National Mortgage Assoc. Multiple Issuer Pool 2946       AAA     8.000     07/20/30       3,825,225       3,953,000
    Government National Mortgage Assoc. Multiple Issuer Pool 2957       AAA     7.500     08/20/30         748,887       765,757
    Government National Mortgage Assoc. Multiple Issuer Pool 3068       AAA     6.500     04/20/31       5,578,134       5,498,085
                                                                                                                        ----------
                                                                                                                        28,426,797
                                                                                                                        ----------
       TOTAL MORTGAGE BACKED (COST: $83,544,856)                                                                        84,603,148
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net                 Quality Rating Coupon  Maturity          Par
                                            Assets                  (Unaudited)*   Rate     Date           Amount            Value
ASSET BACKED:                                 2.1%
    ASBC Long Beach Home Equity Trust,
       Series 2000-LB-1, Class AF5                                      AAA/NA  8.050%    09/21/30      $5,150,000       $5,318,510
    Conseco Finance Securitizations Corp., Series 2001-1, Class M1      AA2/AA  7.535     07/01/32       5,000,000        4,959,690
    Green Tree Home Equity Loan Trust, Series 1999-A, Class B1          NA/BBB  8.970     11/15/27       3,900,000        4,018,520
                                                                                                                         ----------
       TOTAL ASSET BACKED (COST: $14,185,074)                                                                            14,296,720
                                                                                                                         ----------
COMMERCIAL MORTGAGE  BACKED:                  2.9%
    Banc America Large Loan, Inc. 144A Series 2001, Class A2 (C)        AAA/AAA 6.490     02/14/10       5,500,000       5,276,133
    Chase Commercial Mortgage Securities Corp.,
       Series 2001-1, Class A2                                          AAA     7.757     02/15/10       5,000,000       5,330,453
    First Union National Bank of America, Series 2001-C1, Class E6      A3      6.624     01/15/11       5,000,000       4,888,867
    Morgan Stanley Capital I Inc., Series 1999-CAM1, Class A2           AAA     6.760     11/15/08       3,498,813       3,580,219
                                                                                                                        ----------

       TOTAL COMMERCIAL MORTGAGE BACKED
       (COST: $19,196,124)                                                                                              19,075,672
                                                                                                                        ----------

CORPORATE BONDS:                             16.9%

BASIC MATERIALS                               0.7%
    Dow Chemical Company                                  A1/A           7.375        11/01/29           2,000,000       2,041,760
    International Paper Co.                               BBB            8.125        07/08/05           2,400,000       2,540,782
                                                                                                                        ----------
                                                                                                                         4,582,542
                                                                                                                        ----------
CAPITAL GOODS                                 0.3%
    Giddings & Lewis                                      BA1/BBB        7.500        10/01/05             500,000         504,572
    United Technologies Corporation                       A2/A+          7.125        11/15/10           1,500,000       1,565,826
                                                                                                                        ----------
                                                                                                                         2,070,398
                                                                                                                        ----------
CONSUMER SERVICES                             0.4%
    Compaq Computer Corporation                           BAA2/BBB       7.450        08/01/02           2,500,000       2,536,247
                                                                                                                        ----------
CONSUMER STAPLES                              1.1%
    Delhaize Amer Incorporated  144A  (C)                 BAA3/BBB-      7.375        04/15/06           2,000,000       2,051,230
    Kellogg Company  144A  (C)                            BAA2/BBB       6.000        04/01/06           2,000,000       1,982,094
    Kroger Company                                        BAA3/BBB-      7.800        08/15/07           1,500,000       1,588,601
    Safeway Incorporated                                  BAA2/BBB       7.000        09/15/07           2,000,000       2,045,080
                                                                                                                        ----------
                                                                                                                         7,667,005
                                                                                                                        ----------
ENERGY                                        2.4%
    Coastal Corporation                                   BAA2/BBB       7.500        08/15/06           3,000,000       3,091,320
    DT Energy Company                                     BAA2/BBB       6.450        06/01/06           2,000,000       2,007,514
    Phillips Petroleum Company                            BAA2/BBB       8.500        05/25/05           2,500,000       2,712,950
    Progress Energy Incorporated                          BAA1/BBB       7.750        03/01/31           2,000,000       2,064,336
    TXU Eastern Funding Company                           BAA1/BBB+      6.150        05/15/02           3,000,000       3,025,908
    YPF Sociedad Anonima (A)                              B2/BB          8.000        02/15/04           3,000,000       3,104,706
                                                                                                                        ----------
                                                                                                                        16,006,734
                                                                                                                        ----------
FINANCE                                       7.4%
    Ace INA Holding Incorporated                          A2/A-          8.300        08/15/06           2,500,000       2,693,043
    Barclays Bank PLC, 144A  (A)(C)                       AA-2/A+        8.550        09/29/49           2,000,000       2,158,414
    Bear Stearns Companies Incorporated                   A2/A           6.500        05/01/06           2,000,000       2,009,438
    Boeing Capital Corporation                            A2/AA-         6.350        11/15/07           1,500,000       1,514,817
    Bombardier Capital Incorporated MTN 144A (C)          A3/NA          6.125        06/29/06           1,500,000       1,483,500
    Caterpillar Financial Services                        A2/A+          7.590        12/10/03           2,000,000       2,110,330
    Chase Manhattan Corporation                           A1/A+          7.125        06/15/09           2,500,000       2,568,958
    EOP Operating Limited Partnership                     BAA1/BBB+      8.100        08/01/10           3,000,000       3,170,436
    Ford Motor Credit Company                             A2/A           7.600        08/01/05           2,000,000       2,086,248
    GE Global Insurance                                   AA1/AA         7.000        02/15/26           3,500,000       3,510,959
    General Motors Acceptance Corp.                       A2/A           6.750        01/15/06           2,500,000       2,538,635
    Goldman Sachs Group Incorporated                      A1/A+          6.650        05/15/09           2,000,000       1,987,156
    Heller Financial Incorporated                         A3/A-          8.000        06/15/05           2,000,000       2,133,312

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
FINANCE (Continued)
    Household Finance Corporation                         A2/A           6.500%       11/15/08          $2,000,000      $1,960,468
    Merrill Lynch & Co.                                   AA3/AA-        6.130        05/16/06           2,000,000       2,001,170
    Morgan Stanley Group Incorporated                     AA3/AA-        6.100        04/15/06           3,400,000       3,397,083
    Royal & Sun Alliance Incorporated (A)                 A1/A           8.950        10/15/29           1,500,000       1,596,960
    Sprint Capital Corporation                            BAA1/BBB+      7.125        01/30/06           1,500,000       1,513,090
    UBS Preferred Funding Trust                           AA2/AA-        8.622        10/29/49           2,250,000       2,431,397
    US Bank National Association - Minnesota              A1/A           7.550        06/15/04           2,200,000       2,317,678
    Verizon Global Funding Corporation  144A  (C)         A1/A+          7.750        12/01/30           2,000,000       2,057,054
    Wells Fargo Company                                   AA2/A+         5.900        05/21/06           2,500,000       2,495,302
                                                                                                                        ----------
                                                                                                                        49,735,448
                                                                                                                        ----------
HEALTH                                        0.6%
    Abbott Laboratories                                   AA3/AA         5.625        07/01/06           2,000,000       1,993,420
    American Home Products Corporation  144A (C)          A3/A           6.250        03/15/06           2,000,000       2,005,122
                                                                                                                        ----------
                                                                                                                         3,998,542
                                                                                                                        ----------
TECHNOLOGY                                    0.3%
    Lockheed Martin Corporation                           BAA3/BBB-      7.250        05/15/06           2,000,000       2,069,472
                                                                                                                        ----------
TELECOMMUNICATIONS                            1.6%
    AOL Time Warner Incorporated                          BAA1/BBB+      6.125        04/15/06           2,000,000       2,000,852
    Koninklijke KPN N.V. (A)                              BAA2/BBB+      8.375        10/01/30           2,000,000       1,839,686
    Telephone & Data Systems Incorporated                 A3/A-          7.000        08/01/06           1,500,000       1,518,133
    TCI Communications Incorporated                       A3/A           8.650        09/15/04           2,500,000       2,682,013
    WorldCom Incorporated                                 A3/BBB+        8.250        05/15/31           2,500,000       2,452,152
                                                                                                                        ----------
                                                                                                                        10,492,836
                                                                                                                        ----------
TRANSPORTATION                                0.3%
    Norfolk Southern Corporation                          BAA1/BBB       7.250        02/15/31           2,000,000       1,925,832
                                                                                                                        ----------
UTILITIES                                     1.8%
    Allegheny Energy Corporation                          BAA1/A         7.750        08/01/05           2,500,000       2,570,407
    American Electric Power Incorporated                  BAA1/BBB+      6.125        05/15/06           2,500,000       2,467,675
    DPL Inc.                                              BAA1/BBB       8.250        03/01/07           2,000,000       2,116,516
    Energy East Corporation                               BAA1/BBB+      8.050        11/15/10           2,000,000       2,064,834
    Virginia Electric & Power Company                     A3/A-          5.750        03/31/06           3,000,000       2,951,877
                                                                                                                        ----------
                                                                                                                        12,171,309
                                                                                                                        ----------
       TOTAL CORPORATE BONDS
       (COST: $111,362,128)                                                                                            113,256,365
                                                                                                                        ----------
       TOTAL BONDS (COST: $297,815,790)                                                                                301,427,361
                                                                                                                        ----------

                                             % Net
                                            Assets                                                         Shares           Value
COMMON STOCKS:                               54.0%
BASIC MATERIALS                               1.5%
    The Dow Chemical Company                                                                              102,600        3,411,450
    Rohm and Haas Company                                                                                 126,000        4,145,400
    Willamette Industries, Inc.                                                                            55,000        2,722,500
                                                                                                                        ----------
                                                                                                                        10,279,350
                                                                                                                        ----------
CAPITAL GOODS                                 5.2%
    Dover Corporation                                                                                     108,000        4,066,200
    Emerson Electric Co.                                                                                   62,700        3,793,350
    Honeywell International Inc.                                                                          103,000        3,603,970
    Illinois Tool Works, Inc.                                                                              58,000        3,671,400
    Minnesota Mining and Manufacturing Company                                                             37,000        4,221,700
    Pall Corporation                                                                                      226,000        5,317,780
    Tyco International Ltd (A)                                                                            102,000        5,559,000
    United Technologies Corporation                                                                        65,000        4,761,900
                                                                                                                        ----------
                                                                                                                        34,995,300
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
COMMUNICATION SERVICES                        3.2%
    ALLTEL Corporation                                                                                     76,000       $4,655,760
    AT & T Corp.                                                                                          158,998        3,497,956
    Sprint Corporation                                                                                    134,000        2,862,240
    Verizon Communication                                                                                  91,012        4,869,142
    Vodafone Group PLC-SP ADR (A)                                                                         114,025        2,548,459
    WorldCom, Inc***                                                                                      200,000        2,840,000
    WorldCom, Inc  (MCI Group)                                                                              8,000          128,800
                                                                                                                        ----------
                                                                                                                        21,402,357
                                                                                                                        ----------
CONSUMER CYCLICAL                             4.7%
    IMS Health Incorporated                                                                               217,800        6,207,300
    Lowe's Companies, Inc.                                                                                 43,700        3,170,435
    PRIMEDIA Inc.***                                                                                      195,200        1,325,408
    Target Corporation                                                                                    332,000       11,487,200
    Tiffany & Co.                                                                                         173,900        6,298,658
    Wal-Mart Stores, Inc.                                                                                  59,200        2,888,960
                                                                                                                        ----------
                                                                                                                        31,377,961
                                                                                                                        ----------
CONSUMER STAPLES                              6.4%
    Cox Communications, Inc.***                                                                           147,200        6,520,960
    CVS Corporation                                                                                       159,852        6,170,287
    General Mills, Inc.                                                                                   118,700        5,196,686
    Kimberly-Clark Corporation                                                                            108,300        6,053,970
    McDonald's Corporation                                                                                239,900        6,491,694
    Safeway Inc.***                                                                                        77,300        3,710,400
    Sara Lee Corporation                                                                                  185,300        3,509,582
    The Walt Disney Company                                                                               180,300        5,208,867
                                                                                                                        ----------
                                                                                                                        42,862,446
                                                                                                                        ----------
ENERGY                                        3.7%
    BP PLC-ADR (A)                                                                                         64,746        3,227,588
    Exxon Mobil Corporation                                                                                49,100        4,288,885
    Kerr-McGee Corporation                                                                                 57,700        3,823,779
    Schlumberger Limited                                                                                   87,600        4,612,140
    Transocean Sedco Forex Inc.                                                                            26,062        1,075,057
    Unocal Corporation                                                                                    108,900        3,718,935
    USX-Marathon Group                                                                                    134,800        3,977,948
                                                                                                                        ----------
                                                                                                                        24,724,332
                                                                                                                        ----------
FINANCE                                      10.1%
    The Allstate Corporation                                                                              210,014        9,238,516
    Bank of America Corporation                                                                            94,698        5,684,721
    Bank One Corporation                                                                                  123,890        4,435,262
    Chubb Corporation                                                                                      51,000        3,948,930
    Citigroup Inc.                                                                                        234,005       12,364,824
    Countrywide Credit Industries, Inc.                                                                    97,100        4,454,948
    FleetBoston Financial Corporation                                                                      94,400        3,724,080
    Household International, Inc.                                                                          74,100        4,942,470
    MBIA, Inc.                                                                                             97,800        5,445,504
    Morgan Stanley Dean Witter and Co.                                                                    107,000        6,872,610
    Wells Fargo Company                                                                                   135,200        6,277,336
                                                                                                                        ----------
                                                                                                                        67,389,201
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
HEALTHCARE                                    6.8%
    American Home Products Corporation                                                                    115,000       $6,720,600
    Baxter International Inc.                                                                             140,200        6,869,800
    Bristol-Myers Squibb Company                                                                          178,200        9,319,860
    Genzyme Corporation***                                                                                 61,000        3,721,000
    GlaxoSmithkline plc - ADR (A)                                                                          46,150        2,593,630
    Johnson & Johnson                                                                                     153,428        7,671,400
    MedImmune, Inc. ***                                                                                    71,000        3,351,200
    Pharmacia Corporation                                                                                  67,028        3,079,937
    QLT Inc. (A)***                                                                                       120,500        2,359,390
                                                                                                                        ----------
                                                                                                                        45,686,817
                                                                                                                        ----------
TECHNOLOGY                                    9.5%
    3Com Corporation                                                                                      124,200          589,950
    ADC Telecommunications, Inc.***                                                                       336,000        2,217,600
    Agilent Technologies, Inc.***                                                                          66,603        2,164,597
    Applied Materials, Inc.***                                                                             38,500        1,890,350
    Computer Sciences Corporation***                                                                      119,600        4,138,160
    Conexant Systems, Inc.***                                                                             126,000        1,127,700
    EMC Corporation                                                                                       134,400        3,904,320
    Gateway, Inc.***                                                                                      241,500        3,972,675
    Hewlett-Packard Company                                                                               140,400        4,015,440
    International Business Machines Corporation                                                            87,700        9,910,100
    Keane, Inc.***                                                                                        289,700        6,373,400
    Koninklijke (Royal) Philips Electronics N.V. - ADR (A)                                                176,148        4,655,592
    Micron Technology, Inc.***                                                                            100,900        4,146,990
    Motorola, Inc.                                                                                        292,200        4,838,832
    Palm, Inc.                                                                                            224,514        1,362,800
    Texas Instruments Incorporated                                                                        159,100        5,011,650
    VERITAS Software Corporation***                                                                        47,064        3,131,168
                                                                                                                        ----------
                                                                                                                        63,451,324
                                                                                                                        ----------
TRANSPORTATION                                0.8%
    Delta Air Lines, Inc.                                                                                  44,400        1,957,152
    FedEx Corporation***                                                                                   79,400        3,191,880
                                                                                                                        ----------
                                                                                                                         5,149,032
                                                                                                                        ----------
UTILITIES                                     2.1%
    Duke Energy Company                                                                                   153,000        5,968,530
    El Paso Corporation                                                                                    60,000        3,152,400
    The Williams Companies, Inc.                                                                          141,000        4,645,950
                                                                                                                        ----------
                                                                                                                        13,766,880
                                                                                                                        ----------
       TOTAL COMMON STOCKS
       (COST: $297,006,796)                                                                                            361,085,000
                                                                                                                       -----------
       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $600,279,563)**                                                                                         $667,969,338
                                                                                                                       ===========

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At June 30, 2001, the cost of securities for federal income tax purposes was $600,279,563. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.............................  $95,949,800
     Gross unrealized depreciation.............................  (28,260,025)
                                                                 -----------
     Net unrealized appreciation...............................  $67,689,775
                                                                 ===========

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


  ***This security is non-income producing.

****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.


(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.4% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On June 30, 2001, the total market value of these investments was $17,013,547 or 2.5% of total net assets.


ABS    Asset Backed Security
ADR    American Depository Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  3.2%
    SSGA Prime Money Market Fund                                                    4.010%           33,869,001        $33,869,001
                                                                                                                        ----------

       TOTAL SHORT-TERM INVESTMENTS,
       (COST: $33,869,001)                                                                                              33,869,001
                                                                                                                        ----------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                98.4%

BASIC MATERIALS                                2.7%
    Dow Chemical Company                                                                               334,650          11,127,112
    E.I. duPont de Nemours & Company                                                                   371,000          17,897,040
                                                                                                                        ----------
                                                                                                                        29,024,152
                                                                                                                        ----------

CAPITAL GOODS                                  8.7%
    Emerson Electric Co.                                                                               438,000          26,499,000
    Honeywell International Inc.                                                                       615,000          21,518,850
    Minnesota Mining and Manufacturing Company                                                         194,000          22,135,400
    United Technologies Corporation                                                                    320,600          23,487,156
                                                                                                                        ----------
                                                                                                                        93,640,406
                                                                                                                        ----------

COMMUNICATION SERVICES                         7.0%
    ALLTEL Corporation                                                                                 277,000          16,969,020
    AT&T Corp.                                                                                         748,054          16,457,188
    SBC Communications Incorporated                                                                    265,000          10,615,900
    Sprint Corporation                                                                                 646,000          13,798,560
    Verizon Communication                                                                              311,035          16,640,373
                                                                                                                        ----------
                                                                                                                        74,481,041
                                                                                                                        ----------

CONSUMER CYCLICAL                              4.7%
    Target Corporation                                                                               1,027,200          35,541,120
    Wal-Mart Stores, Inc.                                                                              307,800          15,020,640
                                                                                                                        ----------
                                                                                                                        50,561,760
                                                                                                                        ----------

CONSUMER STAPLES                              13.2%
    General Mills, Inc.                                                                                483,900          21,185,142
    Kimberly-Clark Corporation                                                                         386,300          21,594,170
    McDonald's Corporation                                                                             782,500          21,174,450
    PepsiCo, Inc.                                                                                      280,200          12,384,840
    Sara Lee Corporation                                                                               928,000          17,576,320
    The Kroger Co.***                                                                                1,045,400          26,135,000
    The Walt Disney Company                                                                            749,800          21,661,722
                                                                                                                        ----------
                                                                                                                       141,711,644
                                                                                                                        ----------

ENERGY                                         7.1%
    BP PLC- ADR  (A)                                                                                   287,180          14,315,923
    Exxon Mobil Corporation                                                                            165,200          14,430,220
    Schlumberger Limited                                                                               308,600          16,247,790
    Texaco Inc.                                                                                        234,900          15,644,340
    Transocean Sedco Forex Inc.                                                                         99,546           4,106,272
    Unocal Corporation                                                                                 312,750          10,680,413
                                                                                                                        ----------
                                                                                                                        75,424,958
                                                                                                                        ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
FINANCE                                       18.3%
    The Allstate Corporation                                                                           860,026         $37,832,544
    Bank of America Corporation                                                                        269,871          16,200,356
    Bank One Corporation                                                                               456,640          16,347,712
    Citigroup Inc.                                                                                     720,014          38,045,540
    First Union Corporation                                                                            246,800           8,623,192
    FleetBoston Financial Corporation                                                                  273,100          10,773,795
    Household International, Inc.                                                                      350,000          23,345,000
    Morgan Stanley Dean Witter and Co.                                                                 448,000          28,775,040
    Wachovia Corporation                                                                               216,700          15,418,205
                                                                                                                        ----------
                                                                                                                       195,361,384
                                                                                                                        ----------

HEALTHCARE                                    11.5%
    American Home Products Corporation                                                                 483,500          28,255,740
    Baxter International Inc.                                                                          625,200          30,634,800
    Bristol-Myers Squibb Company                                                                       624,500          32,661,350
    Glaxo SmithKline PLC - ADR  (A)                                                                    209,450          11,771,090
    Johnson & Johnson                                                                                  395,400          19,770,000
                                                                                                                        ----------
                                                                                                                       123,092,980
                                                                                                                        ----------

TECHNOLOGY                                    20.3%
    Agilent Technologies, Inc.***                                                                      190,398           6,187,935
    Applied Materials, Inc.***                                                                         125,400           6,157,140
    Automated Data Processing, Inc.                                                                    374,500          18,612,650
    Compaq Computer Corporation                                                                        753,100          11,665,519
    Computer Associates International, Inc.                                                            505,100          18,183,600
    Computer Sciences Corporation***                                                                   366,700          12,687,820
    EMC Corporation                                                                                    383,100          11,129,055
    Harris Corporation                                                                                 517,800          14,089,338
    Hewlett-Packard Company                                                                            544,800          15,581,280
    Intel Corporation                                                                                  451,100          13,194,675
    International Business Machines Corporation                                                        298,600          33,741,800
    Koninklijke (Royal) Philips Electronics N.V. - ADR  (A)                                            635,074          16,785,006
    Motorola, Inc.                                                                                     997,400          16,516,944
    Nortel Networks Corporation  (A)                                                                   664,600           6,041,214
    Texas Instruments Incorporated                                                                     530,500          16,710,750
                                                                                                                        ----------
                                                                                                                       217,284,726
                                                                                                                        ----------

TRANSPORTATION                                 1.0%
    Burlington Northern Santa Fe Corporation                                                           185,600           5,599,552
    Delta Air Lines, Inc.                                                                              123,600           5,448,288
                                                                                                                        ----------
                                                                                                                        11,047,840
                                                                                                                        ----------

UTILITIES                                      3.9%
    Duke Energy Corporation                                                                            628,000          24,498,280
    The Williams Companies, Inc.                                                                       510,000          16,804,500
                                                                                                                        ----------
                                                                                                                        41,302,780
                                                                                                                        ----------

       TOTAL COMMON STOCKS
       (COST: $914,792,408)                                                                                          1,052,933,670
                                                                                                                     -------------

       TOTAL INVESTMENTS, GROWTH AND INCOME
       FUND (COST: $948,661,409)**                                                                                  $1,086,802,671
                                                                                                                     =============

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $948,816,683. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................ $215,208,893
     Gross unrealized depreciation................................  (77,222,905)
                                                                    -----------
     Net unrealized appreciation.................................. $137,985,988
                                                                    ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.6% of the total net assets.

ADR  American Depository Receipt
PLC  Public Limited Company

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  4.0%
    SSGA Prime Money Market Fund                                                    4.010%           37,156,897        $37,156,897
                                                                                                                        ----------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $37,156,897)                                                                                              37,156,897
                                                                                                                        ----------


LONG-TERM INVESTMENTS:

COMMON STOCKS:                                94.9%

BASIC MATERIALS                                2.9%
    Praxair, Inc.                                                                                      242,000          11,374,000
    Rohm and Haas Company                                                                              303,000           9,968,700
    Willamette Industries, Inc.                                                                        114,000           5,643,000
                                                                                                                        ----------
                                                                                                                        26,985,700
                                                                                                                        ----------

CAPITAL GOODS                                 10.4%
    Celestica, Inc.  (A)***                                                                             68,400           3,522,600
    Dover Corporation                                                                                  543,000          20,443,950
    Illinois Tool Works, Inc.                                                                          337,000          21,332,100
    Pall Corporation                                                                                   715,000          16,823,950
    SCI Systems, Inc.***                                                                               400,400          10,210,200
    Tyco International Ltd (A)                                                                         444,000          24,198,000
                                                                                                                        ----------
                                                                                                                        96,530,800
                                                                                                                        ----------

COMMUNICATION SERVICES                         5.8%
    AT&T Wireless Group***                                                                             474,000           7,749,900
    CenturyTel, Inc.                                                                                   391,000          11,847,300
    Qwest Communications International, Inc.                                                           286,000           9,114,820
    Sprint Corp. (PCS Group)***                                                                        351,000           8,476,650
    Vodafone Group PLC-SP ADR (A)                                                                      371,000           8,291,850
    Worldcom, Inc.***                                                                                  593,000           8,420,600
    Worldcom, Inc. (MCI Group)                                                                          23,720             381,892
                                                                                                                        ----------
                                                                                                                        54,283,012
                                                                                                                        ----------

CONSUMER CYCLICAL                              7.3%
    IMS Health Incorporated                                                                            660,900          18,835,650
    Lowe's Companies, Inc.                                                                             104,900           7,610,495
    PRIMEDIA Inc.***                                                                                   878,200           5,962,978
    The TJX Companies, Inc.                                                                            297,000           9,465,390
    Tiffany & Co.                                                                                      725,900          26,292,098
                                                                                                                        ----------
                                                                                                                        68,166,611
                                                                                                                        ----------

CONSUMER STAPLES                              11.5%
    AT&T Corp. - Liberty Media Corporation***                                                        1,335,400          23,356,146
    Brinker International, Inc.***                                                                     654,200          16,911,070
    Cox Communications, Inc.***                                                                        668,100          29,596,830
    CVS Corporation                                                                                    456,200          17,609,320
    Safeway Inc.***                                                                                    408,300          19,598,400
                                                                                                                        ----------
                                                                                                                       107,071,766
                                                                                                                        ----------

ENERGY                                         6.8%
    Grant Prideco, Inc.***                                                                             515,600           9,017,844
    Kerr-McGee Corporation                                                                             206,500          13,684,755
    Phillips Petroleum Company                                                                         145,300           8,282,100
    USX-Marathon Group                                                                                 426,400          12,583,064
    Weatherford International, Inc.                                                                    412,200          19,785,600
                                                                                                                        ----------
                                                                                                                        63,353,363
                                                                                                                        ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
FINANCE                                       16.8%
    Ace Limited  (A)                                                                                   620,000         $24,235,800
    Chubb Corporation                                                                                  121,000           9,369,030
    Countrywide Credit Industries, Inc.                                                                455,000          20,875,400
    Freddie Mac                                                                                        416,000          29,120,000
    MBIA, Inc.                                                                                         298,500          16,620,480
    SunTrust Banks, Inc.                                                                               313,300          20,295,574
    U.S. Bancorp                                                                                       479,700          10,932,363
    Wells Fargo Company                                                                                340,800          15,823,344
    Zions Bancorp                                                                                      149,400           8,814,600
                                                                                                                        ----------
                                                                                                                       156,086,591
                                                                                                                        ----------

HEALTHCARE                                    10.7%
    Boston Scientific Corporation***                                                                 1,014,600          17,248,200
    Elan Corp PLC - ADR  (A)***                                                                        338,800          20,666,800
    Genzyme Corporation***                                                                             213,000          12,993,000
    HEALTHSOUTH Corporation***                                                                         634,000          10,124,980
    MedImmune, Inc.***                                                                                 217,100          10,247,120
    Pharmacia Corporation                                                                              478,916          22,006,190
    QLT Inc. (A)***                                                                                    320,900           6,283,222
                                                                                                                        ----------
                                                                                                                        99,569,512
                                                                                                                        ----------

TECHNOLOGY                                    18.3%
    3Com Corporation                                                                                   354,600           1,684,350
    ADC Telecommunications, Inc.***                                                                  1,120,100           7,392,660
    Autodesk, Inc.                                                                                     765,100          28,538,230
    Cadence Design Systems, Inc.***                                                                    908,400          16,923,492
    Conexant Systems Inc.***                                                                           437,798           3,918,292
    EMC Corporation                                                                                    325,700           9,461,585
    Gateway, Inc.***                                                                                   682,400          11,225,480
    Keane, Inc.***                                                                                     859,900          18,917,800
    KLA-Tencor Corporation***                                                                          130,500           7,630,335
    Micron Technology, Inc.***                                                                         271,500          11,158,650
    Palm, Inc.***                                                                                      756,945           4,594,656
    PeopleSoft, Inc.***                                                                                812,200          39,984,606
    VERITAS Software Corporation***                                                                    130,789           8,701,392
                                                                                                                        ----------
                                                                                                                       170,131,528
                                                                                                                        ----------

TRANSPORTATION                                 1.1%
    FedEx Corporation***                                                                               261,100          10,496,220
                                                                                                                        ----------

UTILITIES                                      3.3%
    El Paso Energy Corporation                                                                         345,200          18,136,808
    Mirant Corporation***                                                                              373,200          12,838,080
                                                                                                                        ----------
                                                                                                                        30,974,888
                                                                                                                        ----------

       TOTAL COMMON STOCKS
       (COST: $758,787,761)                                                                                            883,649,991
                                                                                                                       -----------

       TOTAL INVESTMENTS, CAPITAL APPRECIATION
       STOCK FUND (COST: $795,944,658)**                                                                              $920,806,888
                                                                                                                       ===========

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $795,944,658. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.............................. $189,498,972
     Gross unrealized depreciation..............................  (64,636,742)
                                                                  -----------
     Net unrealized appreciation................................ $124,862,230
                                                                  ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 9.4% of the total net assets.

ADR  American Depository Receipt
PLC  Public Limited Company

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                  2.3%
    SSGA Prime Money Market Fund                                                    4.010%            2,037,006         $2,037,006
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $2,037,006)                                                                                                2,037,006
                                                                                                                         ---------


LONG-TERM INVESTMENTS:

COMMON STOCKS:                                98.2%

BASIC MATERIALS                                4.8%
    Air Products & Chemicals, Inc.                                                                      19,200             878,400
    Bemis Company, Inc.                                                                                 20,200             811,434
    Caraustar Industries, Inc.                                                                          17,100             157,320
    Freeport-McMoRan Copper & Gold, Inc.***                                                             12,700             140,335
    Martin Marietta Materials, Inc.                                                                      4,000             197,960
    Sigma-Aldrich Corporation                                                                            9,600             370,752
    Stillwater Mining Company***                                                                         7,200             210,600
    Universal Corporation                                                                                7,900             313,314
    Westvaco Corporation                                                                                47,300           1,148,917
                                                                                                                         ---------
                                                                                                                         4,229,032
                                                                                                                         ---------

CAPITAL GOODS                                 10.6%
    Albany International Corporation***                                                                  7,300             137,970
    Astec Industries, Inc.***                                                                           12,300             212,175
    Avery Dennison Corporation                                                                          22,300           1,138,415
    Black Box Corporation***                                                                             5,500             370,480
    Carlisle Companies Incorporated                                                                      6,800             237,116
    CompX International Inc.                                                                             1,600              19,120
    Curtiss-Wright Corporation                                                                           4,800             257,760
    Danaher Corporation                                                                                 19,000           1,064,000
    Eaton Corporation                                                                                   20,000           1,402,000
    Graco Inc.                                                                                           8,450             278,850
    Granite Construction Incorporated                                                                    9,500             241,490
    Ingersoll-Rand Company                                                                              30,200           1,244,240
    Liqui-Box Corporation                                                                                4,300             167,571
    Molex Incorporated                                                                                   9,300             339,729
    Parker-Hannifin Corporation                                                                         28,600           1,213,784
    Teleflex Incorporated                                                                                4,100             180,400
    Trex Company, Inc.***                                                                               15,100             290,675
    Triumph Group, Inc.***                                                                               4,100             200,900
    United Stationers Inc.***                                                                           10,600             334,536
                                                                                                                         ---------
                                                                                                                         9,331,211
                                                                                                                         ---------

CONSUMER CYCLICAL                             10.1%
    Belo Corporation, Class A                                                                           66,100           1,245,324
    Ethan Allen Interiors Inc.                                                                          40,300           1,309,750
    Gentex Corporation***                                                                                7,300             203,451
    Guitar Center Inc***                                                                                15,900             335,967
    J. Jill Group, Inc.***                                                                               9,900             200,475
    Lancaster Colony Corporation                                                                        11,100             366,078
    Linens 'n Things, Inc.***                                                                           35,900             980,788
    Monoco Coach Corporation***                                                                          4,500             149,400
    O'Reilly Automotive, Inc.***                                                                        15,600             447,720
    RadioShack Corporation                                                                              33,500           1,021,750
    Ross Stores, Inc.                                                                                   33,100             792,745
    Simpson Manufacturing  Co., Inc.***                                                                  4,800             290,400
    Toys 'R' Us, Inc.***                                                                                27,200             673,200
    Tractor Supply Company***                                                                           20,800             332,592
    Wallace Computer Services, Inc.                                                                      8,300             137,282
    Wilson, The Leather Experts Inc.***                                                                 17,250             319,988
                                                                                                                         ---------
                                                                                                                         8,806,910
                                                                                                                         ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
CONSUMER STAPLES                              11.1%
    Adelphia Communications Corporation***                                                              22,400         $   918,400
    Applebee's International, Inc.                                                                       7,650             244,800
    Charter Communications, Inc.***                                                                     64,100           1,496,735
    Hain Celestial Group, Inc.***                                                                       64,900           1,427,800
    IHOP Corp***                                                                                        10,400             279,240
    Manpower Inc.                                                                                       63,000           1,883,700
    McCormick & Company, Incorporated                                                                   37,100           1,558,942
    Outback Steakhouse, Inc.***                                                                         48,700           1,402,560
    Riviana Foods Inc.                                                                                  12,400             225,060
    SUPERVALU Inc.                                                                                      15,000             263,250
                                                                                                                         ---------
                                                                                                                         9,700,487
                                                                                                                         ---------

ENERGY                                         4.3%
    BJ Services Company***                                                                              26,900             763,422
    ENSCO International Incorporated                                                                    35,400             828,360
    Patina Oil & Gas Corporation                                                                         9,400             249,100
    Petroleum Geo-Services ASA, ADR (A)***                                                              74,900             757,239
    Smith International, Inc***                                                                         16,100             964,390
    St. Mary Land & Exploration Company                                                                  9,500             221,920
                                                                                                                         ---------
                                                                                                                         3,784,431
                                                                                                                         ---------

FINANCE                                       19.5%
    AMB Property Corporation - REIT                                                                     10,000             257,600
    Ambac Financial Group, Inc.                                                                         33,700           1,961,340
    American Capital Strategies, Ltd.                                                                    6,300             176,778
    American Financial Holdings, Inc.                                                                   11,100             261,960
    Annaly Mortgage Management, Inc.                                                                    13,900             190,569
    Annuity and Life Re Holdings, Inc. (A)                                                              11,100             396,825
    Anthracite Capital, Inc.                                                                            16,600             183,430
    Arden Realty, Inc. - REIT                                                                            6,600             176,220
    Associated Banc-Corp.                                                                               31,240           1,124,328
    Bank of Bermuda (A)                                                                                  9,500             498,750
    Bear Stearns Companies Inc.                                                                         35,100           2,069,847
    Cabot Industrial Trust - REIT                                                                       12,500             262,500
    CNA Financial Corporation***                                                                        20,200             796,890
    First Tennessee National Corporation                                                                34,500           1,197,495
    Great Lakes - REIT                                                                                  14,400             262,224
    Hibernia Corporation                                                                                30,100             535,780
    Liberty Property Trust - REIT                                                                        8,700             257,520
    Marshall & Ilsley Corporation                                                                       20,100           1,083,390
    MGIC Investment Corporation                                                                         26,400           1,917,696
    Mid-Atlantic Realty Trust - REIT                                                                    19,800             247,500
    Pacific Century Financial Corporation                                                               16,500             425,535
    RAIT Investment Trust                                                                               12,600             206,640
    Reckson Associates Realty Corporation - REIT                                                        11,000             253,000
    Reinsurance Group of America, Incorporated                                                           6,200             234,980
    Sky Financial Group, Inc.                                                                           13,600             257,448
    Sun Communities, Inc. - REIT                                                                         7,100             250,985
    TCF Financial Corporation                                                                           28,700           1,329,097
    Texas Regional Bankshares, Inc.                                                                      6,380             257,050
                                                                                                                         ---------
                                                                                                                        17,073,377
                                                                                                                         ---------

HEALTHCARE                                    11.9%
    Apogent Technologies, Inc.***                                                                       42,400           1,043,040
    Biogen, Inc.***                                                                                     12,600             684,936
    Celgene Corporation***                                                                              38,400           1,107,840
    Chiron Corporation***                                                                               14,800             754,800
    CorVel Corporation***                                                                                4,000             149,000
    DENTSPLY International Inc.                                                                          5,200             230,620
    ICN Pharmaceuticals, Inc.                                                                           51,400           1,630,408
    IDEXX Laboratories, Inc.***                                                                         50,800           1,587,500
    MAXIMUS, Inc.***                                                                                    12,300             493,107
    Ocular Sciences, Inc.***                                                                            10,600             269,240

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
HEALTHCARE (Continued)
    Omnicare, Inc.                                                                                      76,900          $1,553,380
    Varian Medical Systems, Inc.***                                                                     11,100             793,650
    Young Innovations, Inc.***                                                                           2,600              58,240
                                                                                                                         ---------
                                                                                                                        10,355,761
                                                                                                                         ---------

TECHNOLOGY                                    16.6%
    Affiliated Computer Services, Inc.***                                                               10,800             776,628
    Andrew Corporation***                                                                               57,100           1,053,495
    ANSYS, Inc.***                                                                                      41,500             776,880
    Arrow Electronics, Inc.***                                                                          31,700             769,993
    Atmel Corporation***                                                                                76,900           1,037,381
    ATMI, Inc.***                                                                                       38,800           1,164,000
    Axcelis Technologies, Inc.***                                                                       36,085             534,058
    Cable Design Technologies Corporation***                                                            25,450             411,272
    Concord EFS, Inc.***                                                                                18,100             941,381
    Electronics Boutique Holdings Corp.***                                                               4,400             139,700
    Handspring, Inc.***                                                                                 30,200             232,540
    Investment Technology Group, Inc.***                                                                 5,300             266,537
    LSI Logic Corporation***                                                                            48,300             908,040
    Maxtor Corporation***                                                                               27,708             145,467
    McDATA Corporation***                                                                               13,900             303,576
    Micros Systems, Inc.***                                                                              8,300             182,600
    Quantum Corporation (DSSG)***                                                                       38,000             383,420
    Storage Technology Corporation***                                                                   34,800             478,848
    StorageNetworks, Inc.***                                                                            25,500             433,245
    SunGard Data Systems Inc.***                                                                        33,200             996,332
    Synopsys, Inc.***                                                                                   15,400             745,206
    Teradyne, Inc.***                                                                                   24,100             797,710
    Varian Semiconductor Equipment Associates, Inc.***                                                  23,500             987,000
                                                                                                                         ---------
                                                                                                                        14,465,309
                                                                                                                         ---------

TRANSPORTATION                                 0.6%
    Airborne Freight Corporation                                                                         6,500              75,335
    USFreightways Corporation                                                                            8,900             262,550
    Werner Enterprises, Inc.                                                                             5,800             140,650
                                                                                                                         ---------
                                                                                                                           478,535
                                                                                                                         ---------

UTILITIES                                      8.7%
    Cleco Corporation                                                                                   50,200           1,142,050
    Constellation Energy Group                                                                          25,500           1,086,300
    PPL Corporation                                                                                     20,500           1,127,500
    Progress Energy Inc.                                                                                27,805           1,249,000
    Progress Energy Inc  CVO***                                                                         12,000               5,880
    UtiliCorp United Inc.                                                                               35,000           1,069,250
    Wisconsin Energy Corporation                                                                        50,900           1,209,893
    MDU Resources Group, Inc.                                                                            4,100             129,724
    Peoples Energy Corporation                                                                           4,200             168,840
    Questar Corporation                                                                                  8,000             198,080
    WGL Holdings Inc.                                                                                    8,800             238,568
                                                                                                                         ---------
                                                                                                                         7,625,085
                                                                                                                         ---------

       TOTAL COMMON STOCKS
       (COST: $73,860,161)                                                                                              85,850,138
                                                                                                                        ----------

       TOTAL INVESTMENTS, MID-CAP
       STOCK FUND (COST: $75,897,167)**                                                                                $87,887,144
                                                                                                                        ==========

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $75,897,050. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................  $14,023,702
     Gross unrealized depreciation................................   (2,033,608)
                                                                     ----------
     Net unrealized appreciation..................................  $11,990,094
                                                                     ==========
***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 1.9% of the total net assets.

ADR  American Depository Receipt
PLC  Public Limited Company
REIT Real Estate Investment Trust

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                  June 30, 2001
                                   (Unaudited)

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced          Income         Appreciation          Stock
Assets:                             Fund             Fund              Fund          Stock Fund        Stock Fund           Fund
                                    ----             ----              ----          ----------        ----------           ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*       $125,178,371      $323,254,011     $667,969,338    $1,086,802,671      $920,806,888      $87,887,144
Cash                                     --                --               --                --                --           10,885
Foreign currency                         --                --               --                --                --               --
Receivables
  Investment securities sold        214,010         5,579,670        4,611,316           512,412        46,904,905          258,737
  Fund shares sold                       --           237,241          468,136           501,606           325,199               --
  Dividends and interest             10,441         4,139,112        4,171,614         1,328,309           637,115           83,236
                               ------------      ------------     ------------     -------------      ------------      -----------
    Total assets                125,402,822       333,210,034      677,220,404     1,089,144,998       968,674,107       88,240,002
                               ------------      ------------     ------------     -------------      ------------      -----------

Liabilities:
Payable to custodian                     --                --               --                --                --               --
Payable for investment
  securities purchased                   --         4,793,512        9,037,837        18,366,201        38,952,948          491,462
Accrued management fees              45,875           147,833          386,656           538,620           606,198           70,855
Fund shares redeemed                     --                --               --                --                --          246,312
Accrued expenses and
  other payables                      9,355            14,224           21,980            32,573            27,011           11,350
                               ------------      ------------     ------------     -------------       -----------      -----------
    Total liabilities                55,230         4,955,569        9,446,473        18,937,394        39,586,157          819,979
                               ------------      ------------     ------------     -------------       -----------      -----------
Net assets applicable to
  outstanding capital stock    $125,347,592      $328,254,465     $667,773,931    $1,070,207,604      $929,087,950      $87,420,023
                               ============      ============     ============     =============      ============      ===========
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $125,347,592      $331,020,245     $595,343,167      $921,948,003      $741,399,425      $73,725,135
  Accumulated undistributed (over-
   distributed) net investment income    --         4,882,960        4,846,462         2,308,030           206,970           67,145
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions         --       (11,297,447)        (105,473)        7,810,309        62,619,325        1,637,766
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)        --         3,648,707       67,689,775       138,141,262       124,862,230       11,989,977
                               ------------      ------------     ------------     -------------      ------------      -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock    $125,347,592      $328,254,465     $667,773,931    $1,070,207,604      $929,087,950      $87,420,023
                               ============      ============     ============     =============      ============      ===========
Number of Class Z Shares
  issued and outstanding (note 5)125,347,592       31,651,761       35,062,835        35,909,574        38,606,140        6,257,810
                               ============      ============     ============     =============      ============      ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                            $1.00            $10.37           $19.05            $29.80            $24.07           $13.97
                               ============      ============     ============     =============      ============      ===========

*Cost of Investments           $125,178,371      $319,605,304     $600,279,563      $948,661,409      $795,944,658      $75,897,167
                               ------------      ------------     ------------     -------------      ------------      -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                         Six Months Ended June 30, 2001
                                   (Unaudited)


                                  Money                                            Growth and          Capital          Mid-Cap
                                 Market            Bond            Balanced          Income         Appreciation         Stock
                                  Fund             Fund              Fund          Stock Fund        Stock Fund          Fund
Investment income (note 2):
  Interest income             $2,846,345       $10,547,195      $10,166,571       $   711,724      $   855,488         $  59,116

  Dividend income                     --                --        2,009,453         7,511,071        3,261,331           427,694

  Less: Foreign taxes withheld        --                --          (18,877)          (77,575)         (15,403)               --
                              ----------       -----------     ------------      ------------      -----------        ----------
    Total income               2,846,345        10,547,195       12,157,147         8,145,220        4,101,416           486,810
                              ----------       -----------     ------------      ------------      -----------        ----------

Expenses (note 4):

  Management fees                247,236           857,077        2,309,530         3,289,511        3,626,315           372,509

  Trustees' fees                     644               644              644               644              644               644

  Audit fees                       2,903             4,512            6,245             8,583            7,461             3,571
                              ----------       -----------     ------------      ------------      -----------        ----------
    Total expenses               250,783           862,233        2,316,419         3,298,738        3,634,420           376,724
                              ----------       -----------     ------------      ------------      -----------        ----------
Net investment income          2,595,562         9,684,962        9,840,728         4,846,482          466,996           110,086

Realized and unrealized gain (loss) on investments (notes 2 and 3):

  Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related
   transactions                       --         4,136,421         (105,473)        7,965,582       62,619,324         1,638,777
                              ----------       -----------     ------------      ------------      -----------        ----------

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)     --        (2,522,764)     (34,564,923)     (118,162,091)     (83,483,144)        3,940,088
                              ----------       -----------     ------------      ------------      -----------        ----------
Net gain (loss) on investments        --         1,613,657      (34,670,396)     (110,196,509)     (20,863,820)        5,578,865
                              ----------       -----------     ------------      ------------      -----------        ----------


Net increase (decrease) in net
  assets resulting from operations$2,595,562   $11,298,619     ($24,829,668)    ($105,350,027)    ($20,396,824)       $5,688,951
                              ==========       ===========      ===========      ============      ===========        ==========

See accompanying notes to financial statements.

                                                         ULTRA SERIES FUND
                                                  Statements of Changes in Net Assets
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                             MONEY MARKET FUND                               BOND FUND
Operations:                               2001              2000                      2001              2000
  Net investment income                $2,595,562       $4,975,801                 $9,684,962      $19,356,204

  Net realized gain (loss) on
   investments                                 --               --                  4,136,421       (7,340,886)

  Net change in unrealized appreciation
   or depreciation on investments              --               --                 (2,522,764)      10,096,815
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                          2,595,562        4,975,801                 11,298,619       22,112,133
                                      -----------      -----------                -----------      -----------


Distributions to shareholders:

  From net investment income           (2,595,562)      (4,975,801)                (5,019,379)     (19,362,013)

  From realized gains on investments           --               --                         --               --
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (2,595,562)      (4,975,801)                (5,019,379)     (19,362,013)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares         42,056,211       60,038,923                 23,602,525       38,753,421

  Net asset value of shares issued in
   reinvestment of distributions        2,595,562        4,975,393                  5,019,379       19,362,013
                                      -----------      -----------                -----------      -----------
                                       44,651,773       65,014,316                 28,621,904       58,115,434

  Cost of shares repurchased          (12,663,576)     (54,300,896)                (6,296,258)     (11,701,201)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         31,988,197       10,713,420                 22,325,646       46,414,233
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets      31,988,197       10,713,420                 28,604,886       49,164,353

Net assets:

  Beginning of year                    93,359,395       82,645,975                299,649,579      250,485,226
                                      -----------      -----------                -----------      -----------
  End of year                        $125,347,592      $93,359,395               $328,254,465     $299,649,579
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets                --               --                 $4,882,960         $217,330
                                      ===========      ===========                ===========      ===========

See accompanying notes to financial statements.

                                                          ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                                                                         GROWTH AND INCOME
                                               BALANCED FUND                                STOCK FUND
Operations:                               2001              2000                      2001              2000
  Net investment income              $  9,840,728      $20,896,178             $    4,846,482      $11,290,790

  Net realized gain (loss) on
   investments                           (105,473)      17,327,284                  7,965,582       19,052,256

  Net change in unrealized appreciation
   or depreciation on investments     (34,564,923)     (14,630,275)              (118,162,091)     (21,959,986)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    operations                        (24,829,668)      23,593,187               (105,350,027)       8,383,060
                                      -----------      -----------              -------------    -------------
Distributions to shareholders:

  From net investment income           (5,175,105)     (21,000,220)                (2,612,840)     (11,404,836)

  From realized gains on investments  (17,041,688)      (3,416,124)               (18,846,427)      (4,123,478)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    distributions                     (22,216,793)     (24,416,344)               (21,459,267)     (15,528,314)
                                      -----------      -----------              -------------    -------------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         30,887,449       59,827,739                 26,321,279       76,940,918

  Net asset value of shares issued in
   reinvestment of distributions       22,216,793       24,416,344                 21,459,267       15,528,314
                                      -----------      -----------              -------------    -------------
                                       53,104,242       84,244,083                 47,780,546       92,469,232

  Cost of shares repurchased           (6,648,257)     (18,192,216)               (17,397,496)     (17,020,226)
                                      -----------      -----------              -------------    -------------
   Change in net assets derived from
    capital share transactions         46,455,985       66,051,867                 30,383,050       75,449,006
                                      -----------      -----------              -------------    -------------
Increase (decrease) in net assets        (590,476)      65,228,710                (96,426,244)      68,303,752

Net assets:

  Beginning of year                   668,364,407      603,135,697              1,166,633,848    1,098,330,096
                                      -----------      -----------              -------------    -------------
  End of year                        $667,773,931     $668,364,407             $1,070,207,604   $1,166,633,848
                                      ===========      ===========              =============    =============
Undistributed net investment
  income included in net assets        $4,846,462         $180,854                 $2,308,030          $74,387
                                      ===========      ===========              =============    =============

See accompanying notes to financial statements.

                                                          ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                           CAPITAL APPRECIATION
                                                STOCK FUND                              MID-CAP STOCK FUND
Operations:                               2001              2000                      2001              2000
  Net investment income             $     466,996    $     705,092                $   110,086      $   103,300

  Net realized gain (loss) on
   investments                         62,619,324       58,423,968                  1,638,777        4,085,223

  Net change in unrealized appreciation
   or depreciation on investments     (83,483,144)     (23,591,618)                 3,940,088        5,697,011
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                        (20,396,824)      35,537,442                  5,688,951        9,885,534
                                      -----------      -----------                -----------      -----------
Distributions to shareholders:

  From net investment income             (326,641)        (706,275)                   (53,741)         (96,979)

  From realized gains on investments  (58,423,967)      (9,194,838)                (4,089,585)         (25,758)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                     (58,750,608)      (9,901,113)                (4,143,326)        (122,737)
                                      -----------      -----------                -----------      -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         31,248,003       85,683,103                 18,137,595       32,469,107

  Net asset value of shares issued in
   reinvestment of distributions       58,750,608        9,901,113                  4,143,326          122,737
                                      -----------      -----------                -----------      -----------
                                       89,998,611       95,584,216                 22,280,921       32,591,844

  Cost of shares repurchased           (6,662,398)     (35,455,171)                (1,143,512)      (4,097,080)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         83,336,213       60,129,045                 21,137,409       28,494,764
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets       4,188,781       85,765,374                 22,683,034       38,257,561

Net assets:

  Beginning of year                   924,899,169      839,133,795                 64,736,989       26,479,428
                                      -----------      -----------                -----------      -----------
  End of year                        $929,087,950     $924,899,169                $87,420,023      $64,736,989
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets          $206,970          $66,615                    $67,145          $10,800
                                      ===========      ===========                ===========      ===========


See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.02              0.06             0.05              0.05             0.05
                                          --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.06)           (0.05)            (0.05)           (0.05)
                                          --------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     2.40%             5.86%            4.69%             5.00%             5.01%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $125,348           $93,359          $82,646           $56,416           $41,170

Ratio of Expenses to Average Net Assets***        0.45%             0.46%            0.45%             0.45%             0.50%

Ratio of Net Investment Income to Average
  Net Assets                                      4.68%             5.88%            4.72%             4.99%             5.05%

====================================================================================================================================


For the Money Market Fund, the "seven-day current" yield for the seven days ended June 30, 2001, was 3.57% (unaudited) and the "effective" yield for that period was 3.63% (unaudited).

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Based on average shares outstanding during year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% for 1997.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
Net Asset Value, Beginning of Period             $10.15            $10.05           $10.57            $10.54           $10.33
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.32              0.71             0.62              0.63             0.54

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.06              0.08            (0.54)             0.02             0.20
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.38              0.79             0.08              0.65             0.74
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.16)            (0.69)           (0.60)            (0.62)           (0.51)

   Distributions from Realized Capital Gains      (0.00)             --              (0.00)            (0.00)           (0.02)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.16)            (0.69)           (0.60)            (0.62)           (0.53)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.37            $10.15           $10.05            $10.57           $10.54
====================================================================================================================================

Total Return*                                     3.74%             8.11%            0.73%             6.18%             7.45%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $328,254          $299,650         $250,485          $228,281          $188,840

Ratio of Expenses to Average Net Assets****        0.55%             0.55%             0.55%            0.55%             0.56%

Ratio of Net Investment Income to Average
  Net Assets                                       6.16%             6.98%             5.92%            5.94%             6.50%

Portfolio Turnover Rate***                        67.44%           462.98%           713.52%          142.98%            30.71%
====================================================================================================================================


      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Based on average shares outstanding during year.

  ***The turnover ratio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

**** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% for 1997.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
Net Asset Value, Beginning of Period             $20.45            $20.44           $18.74            $17.02           $15.29
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.29              0.68             0.56              0.57             0.62

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (1.03)             0.11             2.14              1.72             1.93
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (0.74)             0.79             2.70              2.29             2.55
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.15)            (0.67)           (0.53)            (0.57)           (0.63)

   Distributions from Realized Capital Gains      (0.51)            (0.11)           (0.47)            (0.00)           (0.19)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.66)            (0.78)           (1.00)            (0.57)           (0.82)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $19.05            $20.45           $20.44            $18.74           $17.02
====================================================================================================================================

Total Return*                                   (3.63%)             3.86%           14.49%            13.40%            16.87%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $667,774          $668,364         $603,136          $449,992          $309,804

Ratio of Expenses to Average Net Assets****        0.70%             0.70%            0.70%             0.70%            0.68%

Ratio of Net Investment Income to Average
  Net Assets                                       2.96%             3.27%            2.83%             3.20%            3.81%

Portfolio Turnover Rate***                        28.68%           193.97%          269.00%            78.71%           21.15%

====================================================================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Based on average shares outstanding during year.

  ***Turnover in the stock portion of the portfolio has been relatively constant in recent years in the range of 15% to 25%. The turnover ratio in the bond portion of the portfolio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

**** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% for 1997.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
Net Asset Value, Beginning of Period             $33.41            $33.58           $30.56            $27.20           $21.32
                                                 ------            ------           ------            ------            ------

Income from Investment Operations

Net Investment Income**                            0.14              0.33             0.34              0.34             0.31

Net Realized and Unrealized Gain (Loss)
on Investments                                    (3.14)            (0.05)            5.12              4.52             6.36
                                                 ------            ------           ------            ------            ------

Total from Investment Operations                  (3.00)             0.28             5.46              4.86             6.67
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.07)            (0.33)           (0.32)            (0.34)           (0.32)

   Distributions from Realized Capital Gains      (0.54)            (0.12)           (2.12)            (1.16)           (0.47)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.61)            (0.45)           (2.44)            (1.50)           (0.79)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $29.80            $33.41           $33.58            $30.56           $27.20
====================================================================================================================================

Total Return*                                   (8.97%)             0.82%           17.95%            17.92%            31.42%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $1,070,208        $1,166,634       $1,098,330          $833,174          $590,135

Ratio of Expenses to Average Net Assets***         0.60%             0.60%            0.60%             0.60%            0.61%

Ratio of Net Investment Income to Average
  Net Assets                                       0.88%             0.98%            0.99%             1.17%            1.39%

Portfolio Turnover Rate                            9.38%            21.08%           20.13%            17.69%           20.39%

====================================================================================================================================

    * These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Based on average shares outstanding during year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% for 1997.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
Net Asset Value, Beginning of Period             $26.39            $25.59           $22.19            $18.85           $14.60
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income**                         0.01              0.02             0.02              0.06             0.07

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.67)             1.08             5.55              3.87             4.52
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (0.66)             1.10             5.57              3.93             4.59
                                          --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.02)           (0.02)            (0.06)           (0.07)

   Distributions from Realized Capital Gains      (1.65)            (0.28)           (2.15)            (0.53)           (0.27)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (1.66)            (0.30)           (2.17)            (0.59)           (0.34)
                                          --------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $24.07            $26.39           $25.59            $22.19            $18.85
====================================================================================================================================

Total Return*                                   (2.18%)             4.28%           25.19%            20.90%            31.57%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $929,008          $924,899         $839,134          $630,373          $456,194

Ratio of Expenses to Average Net Assets***         0.80%             0.80%            0.80%             0.80%            0.82%

Ratio of Net Investment Income to Average
  Net Assets                                       0.10%             0.08%            0.10%             0.31%            0.70%

Portfolio Turnover Rate                           20.76%            26.77%           38.38%            18.67%           17.06%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Based on average shares outstanding during year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% for 1997.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2001              2000             1999 1

Net Asset Value, Beginning of Period             $13.77            $11.15           $10.00
                                                 ------            ------           ------

  Income from Investment Operations

   Net Investment Income****                       0.02              0.03             0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.98              2.62             1.34
                                                 ------            ------           ------

  Total from Investment Operations                 1.00              2.65             1.37
                                           ---------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.02)           (0.02)

   Distributions from Realized Capital Gains      (0.79)            (0.01)           (0.20)
                                                 ------            ------

  Total Distributions                             (0.80)            (0.03)           (0.22)
                                           ---------------------------------------------------

Net Asset Value, End of Period                   $13.97            $13.77           $11.15
==================================================================================================

Total Return*                                      7.77%            23.85%           13.68%**
==================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $87,420           $64,737           $26,479

Ratio of Expenses to Average Net Assets            1.00%             1.01%            1.00%***

Ratio of Net Investment Income to Average
  Net Assets                                       0.29%             0.24%            0.39%***

Portfolio Turnover Rate                           24.12%            51.27%           35.55%

==================================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


1 Commenced operations May 1, 1999.

See accompanying notes to financial statements.

ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Only six of the ten investment portfolios are represented in this report. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. The Mid-Cap Stock Fund commenced operations May 1, 1999.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 2001, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (a) Portfolio Valuation

     Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

     (b) Security Transactions and Investment Income

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     (c) Expenses

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Fund on the basis of relative net assets.

     (d) Repurchase Agreements

     Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     (e) Futures Contracts

     The Funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     (f) Reclassification Adjustments

     Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

     (g) Share Valuation and Dividends to Shareholders

     The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

     Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of net investment income from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

     During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, futures, and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of it's capital accounts without impacting the net asset value of the Fund.

     The Fund used the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     (h) Federal Income Taxes

     Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

     At December 31, 2000, the Bond Fund had a capital loss carryover of $15,416,108. Of that amount, $7,838,884 will expire in the year 2007 and $7,577,224 will expire in the year 2008, if not offset by subsequent capital gains. To the extent the Bond Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryover.


(3)  Change in Accounting Principals

     As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Prior to January 1, 2001, the Fund used the straight line method to amortize discount and premium debt securities for the Bond Fund and Balanced Fund. The cumulative effect of this change for the six-month period ended June 30, 2001, had no impact on total net assets of the Bond Fund, but resulted in a $3,533 increase in cost of securities and a corresponding $3,533 decrease in net unrealized appreciation (depreciation), based on securities held by the Bond Fund on January, 1, 2001. The cumulative effect of this change for the six-month period ended June 30, 2001, had no impact on total net assets of the Balanced Fund, but resulted in a $25,774 increase in cost of securities and a corresponding $25,774 decrease in net unrealized appreciation (depreciation), based on securities held by the Balanced Fund on January, 1, 2001. The Statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


(4)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the six-month period ended June 30, 2001, were as follows:

                                             U.S. Government Securities                      Other Investment Securities
                                            Purchases            Sales                      Purchases             Sales
     Bond                                 $26,236,523          $53,199,891                 $227,409,340      $154,118,822
     Balanced                              16,098,219           35,860,703                  240,944,033       150,905,719
     Growth and Income Stock                       --                   --                  125,100,657       101,635,525
     Capital Appreciation Stock                    --                   --                  193,917,299       183,918,011
     Mid-Cap Stock                                 --                   --                   35,071,260        17,827,512

(5)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Adviser has entered into Subadviser Agreements for the management of the investments in the Mid-Cap Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Mid-Cap Stock Fund is Wellington Management Company, LLP.

     In addition to the unified investment advisory fee and Subadviser Agreements, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the six-month period ended June 30, 2001, the Fund made no direct payments to its officers and paid trustees' fees of approximately $3,864 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.


(6)  Share Activity

     Transactions in Class Z Shares of each fund for the year ended December 31, 2000 and for the six-month period ended June 30, 2001, were as follows:

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced       Income Stock      Appreciation          Stock
                                    Fund             Fund              Fund             Fund           Stock Fund           Fund*
                                    ----             ----              ----             ----           ----------           -----

     Shares outstanding at
          December 31, 1999     82,645,975        24,923,230       29,509,549        32,710,130       32,791,492         2,375,783
                                ----------         ---------        ---------         ---------        ---------         ---------

     Shares sold                60,038,923         3,834,672        2,880,460         2,257,894        3,262,738         2,643,175
     Reinvestment dividend shares4,975,393         1,909,223        1,172,004           446,798          367,118             9,442
     Shares repurchased        (54,300,896)       (1,154,984)        (877,905)         (498,403)      (1,378,448)         (327,296)
                                ----------         ---------        ---------         ---------        ---------         ---------
     Shares outstanding at
          December 31, 2000     93,359,395        29,512,141       32,684,108        34,916,419       35,042,900         4,701,104
                                ----------         ---------        ---------         ---------        ---------         ---------

     Shares sold                42,056,211         2,263,408        1,561,396           838,760        1,255,976         1,316,773
     Reinvestment dividend shares2,595,562           483,611        1,155,008           717,829        2,573,476           323,717
     Shares repurchased        (12,663,576)         (607,399)        (337,677)         (563,434)        (266,212)          (83,784)
                                ----------         ---------        ---------         ---------        ---------         ---------
     Shares outstanding at
          June 30, 2001        125,347,592        31,651,761       35,062,835        35,909,574       38,606,140         6,257,810
                                ==========         =========        =========         =========        =========         =========

     *Commenced operations May 1, 1999.

(7)  Capital Shares and Affiliated Ownership

     All capital shares outstanding at June 30, 2001, are owned by separate investment accounts of CUNA Mutual Life.

ULTRA SERIES FUND
                             Officers and Trustees




     TRUSTEES

     Gwendolyn M. Boeke                                   Lawrence R. Halverson
     Michael S. Daubs                                     Thomas C. Watt
     Alfred L. Disrud


     OFFICERS
     Name                                                 Office

     Michael S. Daubs                                     President
     Lawrence R. Halverson                                Vice President
     Thomas J. Merfeld                                    Secretary
     Mary E. Hoffmann                                     Treasurer
     Dan P. Owens                                         Assistant Treasurer